Exhibit 10-B

(*) Confidential information has been omitted and filed separately with the Commission pursuant to Rule 24b-2.




                       COAL SUPPLY AGREEMENT
                          by and between

        OTTER TAIL POWER COMPANY, NORTHWESTERN PUBLIC SERVICE,
                    MONTANA-DAKOTA UTILITIES CO.

                              and
                       RAG Coal West, Inc.


     THIS COAL SUPPLY AGREEMENT ("Agreement") is made and entered into as of September 28, 2001, (the "Effective Date"), by and between OTTER TAIL POWER COMPANY, A DIVISION OF OTTER TAIL
CORPORATION, NORTHWESTERN PUBLIC SERVICE , A DIVISION OF
NORTHWESTERN CORPORATION, MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU RESOURCES INC., hereinafter together called "Buyers or Buyer" and RAG Coal West, Inc., hereinafter called "Seller."

WHEREAS:
     A.  Seller desires to sell coal from its Belle Ayr and Eagle
Butte mines located in Campbell County, Wyoming ("the Mines"), under the terms and conditions herein set forth; and

     B. Buyers desire to secure an adequate supply of coal of the quality and quantity as set forth in this Agreement; and

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements of the parties contained herein, Seller agrees to sell and deliver to Buyers and Buyers agree to purchase, receive and pay for coal from Seller upon the following terms and conditions:

1.   TERM
     ----

The term of this Agreement shall be for * commencing on * and continue through and include * unless sooner terminated as provided herein.

2.   QUANTITY
     --------

     (a.)  Volume of coal to be purchased and sold during the Term
           Belle Ayr                Eagle Butte**
           ---------                -----------
           *                        *

     **Seller shall have the unilateral right but not the obligation to deliver all or a portion of the tons stated above from the Belle Ayr Mine during the Term. Seller must notify Buyer by * of its intent to make this change in origin. If during the Term Seller desires to deliver additional tons from the Belle Ayr Mine, (other than those declared by *), such volume shall be transferred from the Eagle Butte Mine to the Belle Ayr Mine only by mutual agreement of the parties. If for reasons of Force Majeure as stated in Paragraph 9., the Belle Ayr Mine is unable to ship such tons, they shall be again originated from the Eagle Butte Mine.

(b) Delivery Schedule: Deliveries from the Mines shall be scheduled to occur in monthly quantities during each calendar year. Buyer shall provide Seller with its written monthly schedule for the calendar year *. In providing the monthly schedules to Seller, Buyer shall use its best faith efforts to provide an accurate estimate of its projected need for coal on a monthly basis. Buyer shall use best efforts to keep monthly quantities approximately equal except for scheduled overhaul and test burns. However, the parties agree that the monthly schedules are for the convenience of the parties and in no way binding on the Buyer and that no penalty of any kind shall accrue to Buyer if for any reason the Buyer is (1) unable to take delivery of the amount of monthly coal scheduled or (2) takes delivery of more coal than scheduled in order to make-up for any previous months' deficiencies. Except as provided in Section 2(c) below, any variance in the amount of monthly coal scheduled and actually delivered shall not relieve either Seller or Buyer from their respective obligations to sell and purchase the minimum amounts of coal set forth in Section 2(a).

(c) Reduction in Quantities Where, through fault of the Buyer, Buyer fails to take delivery of the amount of coal scheduled for any month because an appropriate amount of suitable and compatible unit trains is not provided to Seller, the following shall apply: Seller shall have the option at its discretion to reduce, in the affected calendar year, the amount of coal that it is obligated to provide under Section 2(a) in the amount that Buyer fails to take delivery. Seller may reduce its supply obligation only by giving Buyer written notice of its intent to do so within 10 days of the end of the calendar quarter in which the failure to take delivery occurs. When Seller provides such notice to Buyer, such notice shall also relieve Buyer of any further obligation with regard to purchasing or taking delivery of the coal previously not taken. Seller's option to reduce its supply obligation as provided above does not apply when the failure to provide an appropriate amount of suitable and compatible unit trains is not through any fault of Buyer. Failure by the rail car carrier to provide an appropriate amount of suitable and compatible unit trains to Seller shall not be considered the fault of the Buyer. Buyer agrees, however, to use its best efforts to assure that the railcar carrier provides the appropriate amount of suitable and compatible unit trains to the Seller.

(d)  Additional or Lesser Quantities   Buyer and Seller may agree
to increase or decrease the Annual Quantity as nominated by Buyer in
Section 2(a) throughout the Term by designating any such increase or decrease in a written instrument signed by duly authorized representatives of the parties. Such increase or decrease shall become effective only through written mutual agreement of the parties.

(e)  Additional Cost to Buyer through Fault of Seller   Where Seller
fails, through no fault of the Buyer railcar carrier or event covered by Section 9, to load Buyer's rail cars with coal on a timely basis that causes coal to be delivered to Buyer on an untimely basis or not at all, and where, as a result, Buyer incurs additional costs in a commercially prudent and verifiable manner, either because Buyer must use coal in its outside storage stockpile, secure coal from other sources, or otherwise, Seller shall be responsible to Buyer for these prudent and verifiable additional costs. Seller shall have the right of first refusal to replenish Buyer's outside storage stockpile.

3.   SOURCE
     ------

(a.) The source of coal to be sold pursuant to this Agreement shall be mined and supplied from the Mines. Seller represents and warrants that the Mines have coal of a quality and in quantities that are sufficient to satisfy the requirements of this Agreement. Seller further warrants that the title to all coal delivered under this Agreement shall be good and that such coal shall be free from any claim, lien or other encumbrance.

(b.) From time to time, Seller shall have the right but not the obligation to deliver coal from another mine on an identical cents per million delivered basis. Seller must first gain Buyer's written permission.

4.   COAL QUALITY
     ------------

Coal supplied hereunder will be substantially free from impurities and foreign matter such as, but not limited to, dirt, bone, slate, earth, rock, pyrite, wood, tramp metal and mine debris prior to leaving the Mine. Coal will be raw, run-of-mine, crushed to 2" x 0". Seller represents that typical values of BTUs, moisture, ash, sulfur, and the values for other quality characteristics are as set forth in Exhibit A to this Agreement. The coal to be delivered shall meet the following specifications on a quarterly, ton-weighted average as received basis of not less than six (6) trainload lots:

           "As Received"             Belle Ayr        Eagle Butte
           -------------             ---------        -----------
    Heating Value, BTU/lb. min       *                *
    Total Ash, % max.
    #SO2/mmBtu max.
    Total Moisture, % max.

Seller shall provide Buyer with the analyses of each unit-train loading by facsimile prior to unloading of coal at the Plant. Buyer shall have the right but not the obligation to reject any trainload of coal that is over the maximums or under the minimums of the above specifications by more than * BTU, * % Ash, * #SO2/mmBtu and * % Moisture, by giving notice to Seller within two business days of receiving the analyses from Seller. In the event Buyer rejects such non-conforming coal, title to and risk of loss of the coal shall be considered to have never passed to Buyer and Buyer may, at its sole option, stop the affected shipment in route, prevent the unloading of the affected shipment, return the coal to Seller or mutually agree with Seller upon a disposition for such coal shipment, all at Seller's cost and risk.

5.   PRICING
     -------

The price of coal supplied hereunder shall be based on the following schedule. Prices shall be per ton F.O.B. Buyer's railcars at the Mines (the "Base Price"). The Base Price includes all Governmental Impositions as of May 1, 2001.

YEAR             Belle Ayr Mine                Eagle Butte Mine
----             --------------                ----------------
*                *                             *

(a.) Base Price: The Base Price may be adjusted only in accordance with paragraph b and c of this Section.

(b.) Governmental Impositions and Taxes: Seller represents that the Mine is in compliance with all governmental laws, rules and regulations in effect as of May 1, 2001 and that the cost of such compliance, including Mine closure and all reclamation costs, is included in the Base Price set forth in Section 5(a). If the imposition or repeal of any law, regulation or ruling (including changes in interpretations or administration of existing laws, regulations or rulings, or change in tax rates is adopted or becomes effective on or after May 1, 2001 (hereinafter called "Governmental Imposition") and the imposition, repeal, or change in tax rate was not known as of the effective date, Seller shall demonstrate to Buyer, to Buyer's satisfaction, that such Governmental Imposition has increased or decreased the cost of owning or operating the Mine as it relates to the production of coal from the Mine for sale to
Buyer under this Agreement.   Upon agreement of the parties, the
then effective Base Price shall be adjusted by adding or subtracting the per ton cost of the Governmental Imposition to determine an adjusted Base Price. If the Government Imposition will continue for the life of this Agreement, then the Base Price, to be included in an extension of the term of this Agreement, if any, shall also be adjusted by the per ton amount of the Governmental Imposition.

Seller shall submit to Buyer in writing, an analysis identifying the Governmental Imposition causing the cost impact and the extent of such cost impact on ownership or operation of the Mine or on the production of coal purchased hereunder and showing the calculation of the amount of change in the Base Price. The effective date of any price increase or decrease pursuant to this Section 5(b) shall be the effective date of the Governmental Imposition causing the cost increase or decrease but, in no event prior to the date of actual commencement of expenditure or accrual thereof by Seller.

(c.) Adjustment for Calorific Value: The Base Price is calculated on the assumption of an average monthly calorific coal value of * BTUs per pound from the Belle Ayr Mine and * Btu per pound from the Eagle Butte Mine (the "Specified Average"); provided, however, the parties recognize that the calorific value of coal actually delivered hereunder may vary from such Specified Average. If the weighted average calorific value of the coal furnished in any month deviates from the Specified Average, then an adjustment will be made to the Base Price of coal according to the following equation:


       A   =   (B/C) X (D)

Where:
       A   -   Adjusted Price rounded to the nearest mil ($.001)
       B   -   Weighted average (BTUs per pound) calorific value of
               coal delivered during the month from each Mine
       C   -   Applicable Specified Average (BTUs per pound) calorific
               value of coal.
       D   -   Applicable Base Price from the Mine.

6.   BILLING AND PAYMENT
     -------------------

(a.) On or before the fifth (5th) and twentieth (20th) working day of each month, Seller shall render to Buyer at its Plant address provided in Section 14 a semi-monthly invoice which shall indicate the actual tonnage and ton-weighted average calorific value of coal shipped during the previous billing period and the Adjusted Price which takes calorific value into account as defined in Section 5(c) and changes resulting from the changes in Governmental Impositions, if any.

(b.) Buyer shall electronically pay such invoice within ten (10) working days after receipt thereof. Unless advised in writing to send all payments to another address, payment shall be sent by electronic means to:
                       LaSalle Bank, N. A.
                       Chicago, Illinois
                       ABA No. 071-000-505
                       Account No. 5800248527
                       Account Name:  RAG Coal West, Inc.

(c.) If Buyer defaults on any payment, Buyer shall pay simple interest thereon at the rate, not to exceed applicable State of Minnesota and Federal laws, that shall be equal to two percent (2%) over the base rate of interest charged by Citibank of New York or any successor bank on new ninety-day loans to responsible and substantial commercial borrowers on the date the interest charge begins. Such interest shall run from the date the payment was due until it is paid.

(d.) If any invoice is in dispute, Buyer nevertheless shall pay the undisputed amount, and if Buyer or Seller is due any payment or credit pursuant to the resolution of the dispute, the simple interest on the payment or credit shall be paid by the party owing such payment or credit at the rate, not to exceed applicable State of Minnesota and Federal laws, that shall be equal to two percent (2%) over the base rate of interest charged by Citibank of New York or any successor bank on new ninety-day loans to responsible and substantial commercial borrowers on the date of Buyer's payment or credit from Seller of the disputed invoice and shall run until the date payment or credit is made following resolution of the dispute.


(e.) Should Buyer fail to pay Seller for any amount due and owing in accordance with this Section 6 within thirty (30) days after its receipt of Seller's written demand for payment, then Seller shall also have the right, but not the obligation, to suspend deliveries under this Agreement by so notifying Buyer in writing. Should Buyer fail to pay Seller for any amount due and owing in accordance with this Section 6 within ninety (90) days after its receipt of Seller's written demand for payment, then Seller shall have the right, but not the obligation to terminate this Agreement by so notifying Buyer in writing.

(f.) Such suspension or termination shall become effective as of the date written notice is received by Buyer. Neither Party shall accrue any additional rights against the other as a result of a suspension or termination permitted in this Section 6. Seller shall lose the right provided in this Section 6 to suspend or terminate if it has not sent written notice of such suspension or termination prior to Buyer's payment of the amount due and owing. Seller's failure to exercise its right to suspend or terminate as provided in this Section 6 shall not be deemed a waiver of its right to suspend or terminate for any subsequent default by Buyer to perform as provided in this Section 6.

7.   SAMPLING AND ANALYSIS
     ---------------------

(a.) Seller shall cause, at its expense, to be taken a representative sample of each unit train shipment of coal at the point of loading, to be sampled and analyzed in accordance with methods set forth in applicable American Society for Testing and Materials ("ASTM") standards. All samples shall be divided into at least four (4) parts and put in suitable airtight containers. One part shall be furnished to Buyer or its designee for its disposition, one part shall be retained for analysis by Seller, and two parts shall be retained by Seller or its designee in one of the aforesaid containers properly sealed and labeled for a period forty-five (45) days after the date of sample collection for use as a referee should a dispute arise and the other for a back-up for any unforeseeable qualitative issues. All parts are to be clearly labeled as to Mine, date of sampling, date of preparation, and other identification as to shipment (such as train identification number) and are to be sent within forty-eight (48) hours of train loading, or prior to arrival of train at destination, whichever comes first, to Buyer at the address provided in Section 14 hereof. Upon Buyer's written request and at Buyer's cost, Seller shall send the 4th part to Buyer's designated laboratory for mercury and chlorine content analysis.

(b.) Seller shall perform at Seller's cost a "short proximate" analysis (for moisture, ash, sulfur, and calorific value) for each trainload sample and will forward such analysis to Buyer by a mutually agreed upon method of electronic communication. The results of such analysis shall be determinative of the quality of the unit train of coal represented by such sample unless a dispute arises due to a difference between Buyer's and Seller's analysis whereby such difference exceeds ASTM tolerances,

(c.) If a dispute arises between Buyer and Seller concerning a trainload sample due to a difference outside ASTM tolerances, within forty-five (45) days of the date on which the subject trainload was loaded, an analysis of the third part shall be made by an independent commercial testing laboratory, mutually chosen by Buyer and Seller, in accordance with methods set forth in applicable ASTM standards. The results of such independent laboratory analysis shall be determinative for purposes of contract compliance and invoicing. Buyer and Seller shall share the cost of such analysis equally.

(d.) The results of the sampling and analysis performed by Seller shall govern for purposes of determining any adjustments to the Base Price of coal set forth in Section 5(c) for variations in calorific value, except in the event a dispute arises under Section 7(c), in which event Section 7(c) shall control.

(e.) Buyer shall have the right, at its own cost, risk and expense, to have a representative present at any and all times to observe the sampling and analysis, in a manner that does not interfere with Seller's operation of its Mine.

8.   WEIGHING AND LOADING
     --------------------

(a.) Point of Delivery: Coal shall be delivered F.O.B. Buyer's railcars at Seller's railroad loadout facility at the Mines. Upon completion of the loading of each railcar, title and risk of loss for all coal loaded therein shall pass to Buyer. Buyer shall arrange for the provision of suitable and compatible unit trains of open-top railcars for the transportation of coal purchased by Buyer under this Agreement.

(b.) Loading Facilities and Procedure: Seller shall operate its loading facilities twenty-four (24) hours per day, 365 days per year. Seller shall load each unit train at Seller's expense as closely as practicable to its capacity. Seller shall complete the loading of each unit train within four (4) hours after the first empty railcar is placed into position for loading. Unless excused by Force Majeure as provided below, Seller shall pay Buyer for any increased transportation charges incurred as a result of Seller's failure to comply with the freetime, overloading and underloading set forth in the excerpts from Buyer's transportation agreement provisions as set forth in Exhibit C.

(c.) Weighing: The weight of coal sold and delivered under this Agreement shall be determined on a per shipment basis by certified commercial scales at Seller's train loading facility at the Mine. The weights thus determined shall be accepted as the quantity of coal for which invoices are to be rendered and payments made in accordance with Section 6. Seller shall furnish the railroad company transporting the coal with copies of the weights determined under this Agreement. Coal supplied under this Agreement shall be weighed at Seller's expense. Seller's scales used to determine such weight shall be tested, calibrated and certified in accordance with intervals of approximately every six (6) months by a qualified testing agency. Seller shall use its best efforts to give Buyer no less than ten (10) days notice of the anticipated time of scale test. Buyer shall also have the right, at Buyer's expense and upon reasonable notice, to have the scales checked for accuracy at any reasonable time or frequency. If the scales are found to be over or under the tolerance range allowable for the scale based on ASTM standards, either party shall pay to the other any amounts owed due to such inaccuracy for a period not to exceed thirty (30) days before the time any inaccuracy of scales is determined.

Buyer shall have the right, at its own cost, risk and expense, to have a representative present at any and all times to observe the weighings or scale test, in a manner that does not interfere with Seller's operation of its Mine.

(d.) Data Transmission: Seller shall provide to Buyer within two business days of completion of loading each train, a train loading manifest for each train by a mutually agreed upon method of electronic transmission.

9.   FORCE MAJEURE
     -------------

(a.) Definition: For purposes of this Agreement, the term "Force Majeure" is defined as any cause beyond the reasonable control and without the intentional fault or willful negligence of the party affected thereby which is the proximate cause of a party's whole or partial inability to perform its obligations under this Agreement. For purposes of this Agreement, Force Majeure includes, without limitation, Acts of God, unusual accumulations of snow or ice, floods, frozen coal, interruptions of transportation, interruptions or breakdowns of the power facilities connecting with Buyer or Seller's facilities, embargoes, acts of civil authority (including State and Federal agencies and courts of competent jurisdiction), acts of military authority, war, insurrections, riots, strikes, lockouts, work stoppages, labor or material shortages, or explosions, fires, adverse geological conditions, or unanticipated or non-routine mechanical breakdowns (including but not limited to shutdowns for emergency maintenance or the like which may be necessary to mitigate or eliminate the imminent threat of explosions, fires, or mechanical breakdowns) at the Mine or at Buyer's Plant . Force Majeure also includes other causes of a similar nature that wholly or partially prevent the mining, hauling, processing, or loading of coal by Seller or the receiving, transporting, storing, unloading or utilizing of coal by Buyer.

(b.) Effect of Force Majeure: If, because of an event of Force Majeure, either Seller or Buyer is unable to carry out any of its obligations under this Agreement, except obligations to pay money to the other party due to coal already sold, and if such party shall promptly give to the other party written notice of such event of Force Majeure, then the obligations under this Agreement of the party giving such notice shall be suspended to the extent made necessary by such event of Force Majeure and will continue throughout the continuance of such event; provided, however, that the party giving such notice shall use good faith efforts to eliminate such event of Force Majeure or its effect insofar as possible with a minimum of delay. Nothing herein contained shall cause the party invoking Force Majeure to submit to what it considers to be unreasonable conditions or restrictions, to make an unreasonable expenditure of money or to submit to a labor Agreement it deems unfavorable, and it is agreed that any settlement of labor strikes or difference with workmen shall be entirely within the sole discretion of the affected party. Deficiencies in receiving coal caused by a Force Majeure event shall be made up only upon mutual consent between Buyer and Seller.

10.  TITLE
     -----

Title, right of possession and risks of loss of the coal shall pass from Seller to Buyer upon loading into Buyer's owned or controlled railcar. Seller agrees to load railcars in accordance with industry standards or reasonable rail carrier's instructions as attached hereto.

11.  TERMINATION AND CANCELLATION
     ----------------------------

Either party to this Agreement may cancel this Agreement upon written notice to the other party of such party's failure to comply with any of the material provisions or obligations in this Agreement, provided that notice of such failure has been given and not less than thirty (30) days have elapsed with no curative action having commenced. Seller and Buyer may terminate this Agreement immediately upon written notice to the other in the event the other becomes insolvent or files for protection under any applicable bankruptcy laws. Buyer shall remain obligated to pay for all coal delivered by Seller and accepted by Buyer prior to the date of termination or cancellation.

12.  INDEMNITY AND LIABILITY
     -----------------------

Each party hereby agrees to indemnify, save and hold harmless the other, from and against all liability from damage to property or injury or death of any person or persons arising out of or resulting from the willful or negligent acts or omissions of such party, its agents and employees; provided however, that when employees or agents of either party hereto enter upon the premises of the other party, such entry shall be at the sole risk of the party who is the employer of such employee or agent, and such employer shall hold harmless the other party from all claims by its employees or agent, unless such injury or death or damage to property is a result of gross negligence of the other party.

13.  LAWS AND REGULATIONS
     --------------------

The Seller and Buyer shall comply with all applicable federal, state and local laws, ordinances, statutes, codes, rules, and regulations in the performance of its obligations under this Agreement.

14.  NOTICES
     -------
All notices required hereunder will be in writing and will be deemed properly given when sent by telecopy, to the addresses as provided below, or to such other addresses as Buyer or Seller may hereafter specify for such purpose, provided that all notices will be confirmed immediately by commercial delivery service, e.g., Federal Express or U.P.S. or registered certified mail.

Buyer's address is:                    Seller's address is;
------------------                     -------------------
Big Stone Plant                        94 Inverness Terrace East, Suite 120
c/o Otter Tail Power Company           Englewood, Colorado 80112-5300
P.O. Box 218                           Attn:  Vice President Western Sales
Big Stone City, SD 57216               Fax: 303/749-8449
Attn:  Fuel Supervisor
Fax (605) 862-6344


With a courtesy notice to:             With a courtesy notice to:
-------------------------              -------------------------
Otter Tail Power Company               RAG Coal West, Inc.
215 South Cascade Street               2273 Bishop Road
Fergus Falls, MN 56537                 Gillette, Wyoming 82718
Attn: Production Services              Attention:  President
Fax: (218) 739-8629

15.  CONFIDENTIALITY
     ---------------

Except as hereinafter provided, the terms and conditions set forth in this Agreement, and all information supplied to the other party pursuant to this Agreement, are considered by both Buyer and Seller to be confidential, and neither party shall disclose any such information to any third party without the advance written consent of the other party, which consent shall not be unreasonably withheld, except where such disclosure may be required by law or in connection with the assertion of a claim or defense in judicial or administrative proceedings involving the parties hereto, in which event the party required to make such disclosure shall advise the other in advance in writing and shall cooperate to the extent practicable to minimize the disclosure of any such information.

16.  WARRANTIES
     ----------

THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE SOLE WARRANTIES GIVEN BY EITHER PARTY TO THE OTHER IN CONNECTION WITH THE SALE AND PURCHASE OF COAL PROVIDED HEREIN. THE PARTIES HEREBY EXPRESSLY WAIVE AND DISCLAIM ANY STATUTORY OR IMPLIED WARRANTIES THAT MAY BE APPLICABLE TO THE SUBJECT MATTER OF THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

17.  DISPUTE RESOLUTION
     ------------------
(a.) No party to this Agreement shall be entitled to take legal action with respect to any dispute arising from or relating to the Agreement until it has complied, in good faith, with the procedures set forth in paragraph b and c below.


(b.) Negotiation
     -----------
    (1) The parties shall attempt promptly and in good faith to resolve any dispute arising out of or relating to this Agreement through negotiations between representatives who have the authority to settle the controversy. All negotiations pursuant to this clause shall be confidential and treated as compromise and settlement negotiations for the purpose of the federal and state rules of evidence.

    (2) Either party may give the other written notice of any dispute not resolved in the normal course of business. As soon as mutually agreeable after delivery of this notice, representatives of the parties shall meet at a mutually acceptable time and place (or by telephone), and thereafter as often as they reasonably may deem necessary to attempt to resolve the dispute. Unless the parties to the dispute agree that the dispute cannot be resolved through unassisted negotiation, negotiations shall not be deemed at an impasse until 60 days after the written notice of the dispute.

    (3) If a negotiator intends to be accompanied at a meeting by any attorney, the other negotiator(s) shall be given at least three working days' notice of such intention and may also be accompanied by an attorney.

(c.) Alternative dispute resolution procedure
     ----------------------------------------
    (1) If a dispute has reached impasse, either party may suggest use of alternative dispute resolution ("ADR") procedures. Once that party has notified the other of desire to initiate ADR, the parties may select the ADR method they may wish to use by mutual agreement. That ADR method may include arbitration, mediation, mini-trial, or any other method that best suits the circumstances of the dispute. The parties shall agree in writing to an ADR method selected and to the procedural rules to be followed as promptly as possible. To the extent the parties are unable to agree on a procedural rules in whole or in part, the current center for public resources ("CPR") model procedure for mediation of business disputes, CPR model mini-trial procedure, or CPR commercial arbitration rules-"whichever applies to the chosen ADR method-"shall control, to the extent such rules are consistent with the provisions of this section.

    (2) If the parties are unable to agree on an ADR method or unwilling to use ADR to resolve the dispute, either party shall be free to resort to litigation.

    (3) If the parties agree on an ADR method other than arbitration, the decision rendered in that proceeding shall not be binding on any party except by agreement of the parties, and either party may seek resolution of the dispute through litigation. If the parties agree on arbitration as an ADR method, the decision of the arbitrator(s) shall be binding on all parties, pursuant to the United States Arbitration Act 9 USCA Sec. 1 et seq. The arbitrator(s) shall not award punitive or exemplary damages against either party.

18.  MISCELLANEOUS
     -------------

(a.) Governing Law. This Agreement shall be subject to and governed by the laws of the State of Minnesota.

(b.) Binding Effect. This Agreement shall inure to the benefit of and be binding on the parties hereto, their successors and assigns.

(c.) Assignment. Neither party hereto may assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonable withheld or denied. However, consent shall not be required for merger, consolidation or sale of all or substantially all of the assets of a party.

(d.) Severability. If any provision of this Agreement is found to be contrary to law or unenforceable by a court of competent jurisdiction, the remaining provisions shall be severable and enforceable in accordance with their terms, unless such unlawful or unenforceable provision is material to the transactions contemplated hereby, in which case the parties shall negotiate in good faith a substitute provision.

(e.) Amendments. Except as otherwise provided herein, this Agreement may not be amended, supplemented or otherwise modified except by written instrument signed by duly authorized representatives of the parties hereto.

(f.) Headings. The descriptive headings contained in this Agreement are for convenience only and do not constitute a part of this Agreement.

(g.) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and there are no representations, understandings or agreements, oral or written, expressed or implied, that are not included herein.

(h.) Survival. At the time of termination of this Agreement or any cancellation hereof, the appropriate provisions hereof shall survive as necessary to complete any payment or credit provided for hereunder with respect to coal sold and delivered prior to the date of such termination or cancellation.

(i.) Each Party Responsible for Actions.  It is the intent of this
Section 18 that each party be responsible for its own acts and omissions.


WITNESS the signatures of the parties hereto this 17th day of October, 2001


OTTER TAIL POWER COMPANY                  NORTHWESTERN PUBLIC SERVICE,
a Division of Otter Tail Corporation      a Division of NorthWestern Corporation


By:  /s/Ward Uggerud                      By:  /s/Curt Pohl
     ------------------------------            -------------------------------

Title:  VP, COO Energy Supply             Title:  VP Energy Operations
        ---------------------------               ----------------------------


MONTANA-DAKOTA UTILITIES CO.,             RAG Coal West, Inc
a Division of MDU Resources Inc.


By:  /s/Bruce Imsdahl                      By:  /s/Larry M. Deal
     ------------------------------            ------------------------------

Title:  Vice President Energy Supply       Title:  V.P. Sales
        ----------------------------               --------------------------










                                EXHIBIT A
                                ---------


Mine:  *
Seam:  *
Date:  *



PROXIMATE ANALYSIS                       AVERAGE       STD. DEV.       RANGE
   As Received                           *             *               *
      Moisture
      Ash
      Volatile
      Fixed Carbon
      Sulfur
      Btu
      MAF Btu


SULFUR FORMS
   Pyritic
   Organic
   Sulfate


WATER SOLUBLE ALKALIS
   Water Soluble Na2O
   Water Soluble K2O


FUSION
   Reducing
      Initial Deformation
      H=W
      H=1/2W
      Fluid
   Oxidizing
      Initial Deformation
      H=W
      H=1/2W
      Fluid


ULTIMATE ANALYSIS
   Carbon
   Hydrogen
   Nitrogen
   Chlorine
   Sulfur
   Ash
   Oxygen
   Moisture




                                  EXHIBIT A
                                  ---------


Mine:  *
Seam:  *
Date:  *



PROXIMATE ANALYSIS                       AVERAGE       STD. DEV.       RANGE
   As Received                           *             *               *
      Moisture
      Ash
      Volatile
      Fixed Carbon
      Sulfur
      Btu
      MAF Btu


SULFUR FORMS
   Pyritic
   Organic
   Sulfate


WATER SOLUBLE ALKALIS
   Water Soluble Na2O
   Water Soluble K2O


FUSION
   Reducing
      Initial Deformation
      H=W
      H=1/2W
      Fluid
   Oxidizing
      Initial Deformation
      H=W
      H=1/2W
      Fluid


ULTIMATE ANALYSIS
   Carbon
   Hydrogen
   Nitrogen
   Chlorine
   Sulfur
   Ash
   Oxygen
   Moisture




                                  EXHIBIT B
                                  ---------



                                Belle Ayr Mine
                             Mining Taxes Component
                               As Of May 1, 2001



    INPUT     VARIABLE
   AMOUNT       NAME       DESCRIPTION
   ------       ----       -----------

   *           *           *








     PRICE
   COMPONENT               DESCRIPTION                FORMULAS
   ---------               -----------                --------

   *                       *                          *








                                   EXHIBIT B
                                   ---------



                                Eagle Butte Mine
                             Mining Taxes Component
                               As Of May 1, 2001



    INPUT     VARIABLE
   AMOUNT       NAME       DESCRIPTION
   ------       ----       -----------

   *           *           *








     PRICE
   COMPONENT               DESCRIPTION                FORMULAS
   ---------               -----------                --------

   *                       *                          *









             EXHIBIT C - TRANSPORTATION AGREEMENT EXCERPTS



                       SECTION 9.  WEIGHING

9(A)   Weighing.
The parties agree that the weight of the Coal in the Coal Cars will be determined at Origins by UTILITIES' Origin Mine operator. BN shall not be responsible for such weight determinations. The weights ascertained by said operators pursuant to Section 11(J) shall be used for the assessment of the freight charges thereunder. Weighing shall be performed on scales inspected semi-annually at no cost to BN, in accordance with the then-current AAR Scale Handbook specifications for such scales, and subject to supervision and verification by BN or its agent.

9(B)   Breakdown Of Scales.
If weights cannot be determined due to a breakdown of the scales at Origins, the weight per Train to be used for the assessment of freight charges thereunder shall be determined by averaging the per car weights on the ten (10) immediately preceding weighed shipments from the same Origin to Destination, adjusted to any variance in the number of cars per shipment.

9(C)   Gross Load Limit and Overloads.
If a loaded Coal Car is found by BN to weigh in excess 270,000 pounds, BN shall, if necessary, switch said overloaded Coal Car and remove it from the Train. BN retains the right to refuse to accept or transport overloaded Car(s). BN is not be obligated to reduce the lading of such Car(s), which obligation is solely UTILITIES' under this Agreement. After UTILITIES, at no expense to BN, cause any excess Coal to be removed from the overloaded Coal Car, BN shall replace the Coal Car into the Train. For such services in removing and replacing each such Coal Car, UTILITIES shall pay a charge to BN of $372.00 per Coal Car. If the excess Coal is removed during the Free Time at Origin without removing the Coal Car from a Train, there shall be no charge to UTILITIES. BN reserves the right to increase the maximum gross weight on rail above 270,000 pounds. UTILITIES are not obligated to ship in excess of 270,000 pounds.

                SECTION 10.  LOADING AND UNLOADING

10(A)  Advance Notice and Loading.
       (1) BN will make Trains of empty Coal Cars available at Origins for loading. BN shall furnish the Origin Mine Operator not less than four
       (4) hours advance notice by radio, telex, telephone or other reasonable means of the arrival of such Trains of Coal Cars at Origin for loading.

       (2) UTILITIES and/or its Mine Operator shall be responsible for the loading of Coal Cars. The parties agree to cooperate with the Mine Operator to provide for the efficient loading of the Coal Cars at an Origin. BN shall provide Locomotives and Train crews to move Trains through the Loading Facility at a controlled speed as designated by UTILITIES Mine Operator; PROVIDED, HOWEVER, that BN will not be required to move Cars at a speed less than five/tenths (.5) mile per hour, but to the extent it is able to operate at a lesser speed, will upon request use its best efforts to do so.


                    CONFIDENTIAL CONTRACT ICC-BN-C-2913


10(B)  Placement and Free Time - Origin.
       (1) Four (4) hours free time will be allowed to load all empty Coal Cars in a Train, commencing after the Actual or Constructive Placement of the Train at the designated notification point at the Origin ready for loading ("Loading Free Time"); PROVIDED, HOWEVER, that Loading Free Time shall be extended for a period of time equivalent to that by which loading was prevented as a result of (i) a Loading Disability, or
       (ii) any occurrence attributable to BN which prevents loading. If BN fails to provide four (4) hours advance notice of arrival at Origin, a Train's Loading Free Time shall be extended by the additional amount of time (but not to exceed four (4) hours) that it takes to load a Train due to BN's failure to provide the required notice. If a Train is not loaded and released during the applicable Loading Free Time, BN may collect from UTILITIES an Origin Detention Charge of $308.00 per hour (including any fraction of an hour) until such time as the Train is loaded and released.

       (2) For purposes of this Section 10, "Actual Placement" is made when a Unit Train arrives at Origin Mine's designated notification point (as described in the BN timetable and the Train crew has requested loading instructions. In the event a Train cannot be Actually Placed at an Origin, notice shall be given immediately to Origin Mine Operator by radio, telex, telephone or other reasonable means, and BN may place the Train at an available hold point until such time as Origin Mine Operator notifies BN that Actual Placement can be made, whereupon it shall be moved to Origin.

       (3) For purposes of this Section 10, "Constructive Placement" begins when a Train is placed at an available hold point because it is prevented from being Actually Placed; PROVIDED, HOWEVER, that Constructive Placement shall not take place when Actual Placement is prevented (i) due to any cause that would extend Loading Free Time, or
       (ii) because the Loading Free Time for another Train ahead of the Train in question has not expired ("Origin Bunching"). The time required for the movement of a Constructively Placed Train from a hold point to an Origin will not be included in the computation of Free Time.

       (4) "Loading Disability" means any of the following events which directly result in the inability to load Coal into a Train at an Origin:
       (i) an Act of God; (ii) a strike or other labor disturbance; (iii) a riot or other civil disturbance; (iv) rain, snow and/or ice accumulation sufficient to immobilize Train or Mine operations or prevent loading of such Train; (v) an act of regulation of local, state or federal government authorities; or (vi) mechanical or electrical breakdown, explosion or fire (including shutdown for emergency maintenance or the like which may be necessary to mitigate or eliminate the imminent threat of explosion, fire or mechanical or electrical breakdown), or accident affecting a Loading Facility at the Origin then being utilized by UTILITIES or affecting BN's locomotives or other railroad equipment. UTILITIES or UTILITIES' Mine Operator shall notify BN by telephone, telegraph, or radio or other reasonable means (i) within one and one-half (1.5) hours of the commencement of a Loading Disability as to the nature and time of commencement of the Loading Disability, and (ii) within one and one-half (1.5) hours after the termination of a Loading Disability as to the time of termination of the Loading Disability, except that the notifications in (i) and (ii) above shall not be necessary if the Loading Disability lasts for a period of one and one-half (1.5) hours or less.




                                                 Exhibit 10-B (Continued)

(*) Confidential information has been omitted and filed separately with the Commission pursuant to Rule 24b-2.


                      COAL SUPPLY AGREEMENT
                         by and between

      OTTER TAIL POWER COMPANY, NORTHWESTERN PUBLIC SERVICE,
                  MONTANA-DAKOTA UTILITIES CO.

                               and
                        RAG Coal West, Inc.


     THIS COAL SUPPLY AGREEMENT ("Agreement") is made and entered into as of September 28, 2001 (the "Effective Date"), by and between OTTER TAIL POWER COMPANY, A DIVISION OF OTTER TAIL CORPORATION, NORTHWESTERN PUBLIC SERVICE , A DIVISION OF NORTHWESTERN CORPORATION, MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU RESOURCES INC., hereinafter together called "Buyers or Buyer" and RAG Coal West, Inc., hereinafter called "Seller."

WHEREAS:
     A.  Seller desires to sell coal from its Belle Ayr and Eagle
Butte mines located in Campbell County, Wyoming ("the Mines"), under the terms and conditions herein set forth; and

     B. Buyers desire to secure an adequate supply of coal of the quality and quantity as set forth in this Agreement; and

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements of the parties contained herein, Seller agrees to sell and deliver to Buyers and Buyers agree to purchase, receive and pay for coal from Seller upon the following terms and conditions:

1.   TERM
     ----

The term of this Agreement shall be for one * commencing on * and continue through and include * unless sooner terminated as provided herein.

2.   QUANTITY
     --------
    (a.)  Volume of coal to be purchased and sold during the Term
          Belle Ayr                Eagle Butte**
          ---------                -----------
          *                        *

     **Seller shall have the unilateral right but not the obligation to deliver all or a portion of the tons stated above from the Belle Ayr Mine during the Term. Seller must notify Buyer by * of its intent to make this change in origin. If during the Term Seller desires to deliver additional tons from the Belle Ayr Mine, (other than those declared by *), such volume shall be transferred from the Eagle Butte Mine to the Belle Ayr Mine only by mutual agreement of the parties. If for reasons of Force Majeure as stated in Paragraph 9., the Belle Ayr Mine is unable to ship such tons, they shall be again originated from the Eagle Butte Mine.

(b) Delivery Schedule: Deliveries from the Mines shall be scheduled to occur in monthly quantities during each calendar year. Buyer shall provide Seller with its written monthly schedule for the calendar year *. In providing the monthly schedules to Seller, Buyer shall use its best faith efforts to provide an accurate estimate of its projected need for coal on a monthly basis. Buyer shall use best efforts to keep monthly quantities approximately equal except for scheduled overhaul and test burns. However, the parties agree that the monthly schedules are for the convenience of the parties and in no way binding on the Buyer and that no penalty of any kind shall accrue to Buyer if for any reason the Buyer is (1) unable to take delivery of the amount of monthly coal scheduled or (2) takes delivery of more coal than scheduled in order to make-up for any previous months' deficiencies. Except as provided in Section 2(c) below, any variance in the amount of monthly coal scheduled and actually delivered shall not relieve either Seller or Buyer from their respective obligations to sell and purchase the minimum amounts of coal set forth in Section 2(a).

(c)  Reduction in Quantities   Where, through fault of the Buyer,
Buyer fails to take delivery of the amount of coal scheduled for any month because an appropriate amount of suitable and compatible unit trains is not provided to Seller, the following shall apply: Seller shall have the option at its discretion to reduce, in the affected calendar year, the amount of coal that it is obligated to provide under Section 2(a) in the amount that Buyer fails to take delivery. Seller may reduce its supply obligation only by giving Buyer written notice of its intent to do so within 10 days of the end of the calendar quarter in which the failure to take delivery occurs. When Seller provides such notice to Buyer, such notice shall also relieve Buyer of any further obligation with regard to purchasing or taking delivery of the coal previously not taken. Seller's option to reduce its supply obligation as provided above does not apply when the failure to provide an appropriate amount of suitable and compatible unit trains is not through any fault of Buyer.
Failure by the rail car carrier to provide an appropriate amount of suitable and compatible unit trains to Seller shall not be considered the fault of the Buyer. Buyer agrees, however, to use its best efforts to assure that the railcar carrier provides the appropriate amount of suitable and compatible unit trains to the Seller.

(d)  Additional or Lesser Quantities   Buyer and Seller may agree
to increase or decrease the Annual Quantity as nominated by Buyer in Section 2(a) throughout the Term by designating any such increase or decrease in a written instrument signed by duly authorized representatives of the parties. Such increase or decrease shall become effective only through written mutual agreement of the parties.

(e)  Additional Cost to Buyer through Fault of Seller   Where
     Seller fails, through no fault of the Buyer railcar carrier or event covered by Section 9, to load Buyer's rail cars with coal on a timely basis that causes coal to be delivered to Buyer on an untimely basis or not at all, and where, as a result, Buyer incurs additional costs in a commercially prudent and verifiable manner, either because Buyer must use coal in its outside storage stockpile, secure coal from other sources, or otherwise, Seller shall be responsible to Buyer for these prudent and verifiable additional costs. Seller shall have the right of first refusal to replenish Buyer's outside storage stockpile.

3.   SOURCE
     ------

(a.) The source of coal to be sold pursuant to this Agreement shall be mined and supplied from the Mines. Seller represents and warrants that the Mines have coal of a quality and in quantities that are sufficient to satisfy the requirements of this Agreement. Seller further warrants that the title to all coal delivered under this Agreement shall be good and that such coal shall be free from any claim, lien or other encumbrance.

(b.) From time to time, Seller shall have the right but not the obligation to deliver coal from another mine on an identical cents per million delivered basis. Seller must first gain
Buyer's written permission.

4.   COAL QUALITY
     ------------

Coal supplied hereunder will be substantially free from impurities and foreign matter such as, but not limited to, dirt, bone, slate, earth, rock, pyrite, wood, tramp metal and mine debris prior to leaving the Mine. Coal will be raw, run-of-mine, crushed to 2" x 0". Seller represents that typical values of BTUs, moisture, ash, sulfur, and the values for other quality characteristics are as set forth in Exhibit A to this Agreement. The coal to be delivered shall meet the following specifications on a quarterly, ton-weighted average as received basis of not less than six (6) trainload lots:

       "As Received"             Belle Ayr       Eagle Butte
        -----------              ---------       -----------
  Heating Value, BTU/lb. min.    *               *
  Total Ash, % max.
  #SO2/mmBtu max.
  Total Moisture, % max.

Seller shall provide Buyer with the analyses of each unit-train loading by facsimile prior to unloading of coal at the Plant.
Buyer shall have the right but not the obligation to reject any trainload of coal that is over the maximums or under the minimums of the above specifications by more than * BTU, * % Ash, * #SO2/mmBtu and * % Moisture, by giving notice to Seller within two business days of receiving the analyses from Seller. In the event Buyer rejects such non-conforming coal, title to and risk of loss of the coal shall be considered to have never passed to Buyer and Buyer may, at its sole option, stop the affected shipment in route, prevent the unloading of the affected shipment, return the coal to Seller or mutually agree with Seller upon a disposition for such coal shipment, all at Seller's cost and risk.

5.   PRICING
     -------

The price of coal supplied hereunder shall be based on the following schedule. Prices shall be per ton F.O.B. Buyer's railcars at the Mines (the "Base Price"). The Base Price includes all Governmental Impositions as of May 1, 2001.

YEAR        Belle Ayr Mine       Eagle Butte Mine
----        --------------       ----------------
*           *                    *

(a.) Base Price: The Base Price may be adjusted only in accordance with paragraph b and c of this Section.

(b.) Governmental Impositions and Taxes: Seller represents that the Mine is in compliance with all governmental laws, rules and regulations in effect as of May 1, 2001 and that the cost of such compliance, including Mine closure and all reclamation costs, is included in the Base Price set forth in Section 5(a). If the imposition or repeal of any law, regulation or ruling (including changes in interpretations or administration of existing laws, regulations or rulings, or change in tax rates is adopted or becomes effective on or after May 1, 2001 (hereinafter called "Governmental Imposition") and the imposition, repeal, or change in tax rate was not known as of the effective date, Seller shall demonstrate to Buyer, to Buyer's satisfaction, that such Governmental Imposition has increased or decreased the cost of owning or operating the Mine as it relates to the production of
coal from the Mine for sale to Buyer under this Agreement.   Upon
agreement of the parties, the then effective Base Price shall be adjusted by adding or subtracting the per ton cost of the Governmental Imposition to determine an adjusted Base Price. If the Government Imposition will continue for the life of this Agreement, then the Base Price, to be included in an extension of the term of this Agreement, if any, shall also be adjusted by the per ton amount of the Governmental Imposition.

Seller shall submit to Buyer in writing, an analysis identifying the Governmental Imposition causing the cost impact and the extent of such cost impact on ownership or operation of the Mine or on the production of coal purchased hereunder and showing the calculation of the amount of change in the Base Price. The effective date of any price increase or decrease pursuant to this
Section 5(b) shall be the effective date of the Governmental Imposition causing the cost increase or decrease but, in no event prior to the date of actual commencement of expenditure or accrual thereof by Seller.

(c.) Adjustment for Calorific Value: The Base Price is calculated on the assumption of an average monthly calorific coal value of * BTUs per pound from the Belle Ayr Mine and * Btu per pound from the Eagle Butte Mine (the "Specified Average"); provided, however, the parties recognize that the calorific value of coal actually delivered hereunder may vary from such Specified Average. If the weighted average calorific value of the coal furnished in any month deviates from the Specified Average, then an adjustment will be made to the Base Price of coal according to the following equation:


       A   =   (B/C) X (D)

Where:
       A   -    Adjusted Price rounded to the nearest mil ($.001)
       B   -    Weighted average (BTUs per pound) calorific value
                of coal delivered during the month from each Mine
       C   -    Applicable Specified Average (BTUs per pound)
                calorific value of coal.
       D   -    Applicable Base Price from the Mine.

6.   BILLING AND PAYMENT
     -------------------

(a.) On or before the fifth (5th) and twentieth (20th) working day of each month, Seller shall render to Buyer at its Plant address provided in Section 14 a semi-monthly invoice which shall indicate the actual tonnage and ton-weighted average calorific value of coal shipped during the previous billing period and the Adjusted Price which takes calorific value into account as defined in Section 5(c) and changes resulting from the changes in Governmental Impositions, if any.

(b.) Buyer shall electronically pay such invoice within ten (10) working days after receipt thereof. Unless advised in writing to send all payments to another address, payment shall be sent by electronic means to:
                      LaSalle Bank, N. A.
                      Chicago, Illinois
                      ABA No. 071-000-505
                      Account No. 5800248527
                      Account Name:  RAG Coal West, Inc.

(c.) If Buyer defaults on any payment, Buyer shall pay simple interest thereon at the rate, not to exceed applicable State of Minnesota and Federal laws, that shall be equal to two percent (2%) over the base rate of interest charged by Citibank of New York or any successor bank on new ninety-day loans to responsible and substantial commercial borrowers on the date the interest charge begins. Such interest shall run from the date the payment was due until it is paid.

(d.) If any invoice is in dispute, Buyer nevertheless shall pay the undisputed amount, and if Buyer or Seller is due any payment or credit pursuant to the resolution of the dispute, the simple interest on the payment or credit shall be paid by the party owing such payment or credit at the rate, not to exceed applicable State of Minnesota and Federal laws, that shall be equal to two percent (2%) over the base rate of interest charged by Citibank of New York or any successor bank on new ninety-day loans to responsible and substantial commercial borrowers on the date of Buyer's payment or credit from Seller of the disputed invoice and shall run until the date payment or credit is made following resolution of the dispute.


(e.) Should Buyer fail to pay Seller for any amount due and owing in accordance with this Section 6 within thirty (30) days after its receipt of Seller's written demand for payment, then Seller shall also have the right, but not the obligation, to suspend deliveries under this Agreement by so notifying Buyer in writing. Should Buyer fail to pay Seller for any amount due and owing in accordance with this Section 6 within ninety (90) days after its receipt of Seller's written demand for payment, then Seller shall have the right, but not the obligation to terminate this Agreement by so notifying Buyer in writing.

(f.) Such suspension or termination shall become effective as of the date written notice is received by Buyer. Neither Party shall accrue any additional rights against the other as a result of a suspension or termination permitted in this Section 6. Seller shall lose the right provided in this Section 6 to suspend or terminate if it has not sent written notice of such suspension or termination prior to Buyer's payment of the amount due and owing. Seller's failure to exercise its right to suspend or terminate as provided in this Section 6 shall not be deemed a waiver of its right to suspend or terminate for any subsequent default by Buyer to perform as provided in this Section 6.

7.   SAMPLING AND ANALYSIS
     ---------------------

(a.) Seller shall cause, at its expense, to be taken a representative sample of each unit train shipment of coal at the point of loading, to be sampled and analyzed in accordance with methods set forth in applicable American Society for Testing and Materials ("ASTM") standards. All samples shall be divided into at least four (4) parts and put in suitable airtight containers. One part shall be furnished to Buyer or its designee for its disposition, one part shall be retained for analysis by Seller, and two parts shall be retained by Seller or its designee in one of the aforesaid containers properly sealed and labeled for a period forty-five (45) days after the date of sample collection for use as a referee should a dispute arise and the other for a back-up for any unforeseeable qualitative issues. All parts are to be clearly labeled as to Mine, date of sampling, date of preparation, and other identification as to shipment (such as train identification number) and are to be sent within forty-eight (48) hours of train loading, or prior to arrival of train at destination, whichever comes first, to Buyer at the address provided in Section 14 hereof. Upon Buyer's written request and at Buyer's cost, Seller shall send the 4th part to Buyer's designated laboratory for mercury and chlorine content analysis.

(b.) Seller shall perform at Seller's cost a "short proximate" analysis (for moisture, ash, sulfur, and calorific value) for each trainload sample and will forward such analysis to Buyer by a mutually agreed upon method of electronic communication. The results of such analysis shall be determinative of the quality of the unit train of coal represented by such sample unless a dispute arises due to a difference between Buyer's and Seller's analysis whereby such difference exceeds ASTM tolerances,

(c.) If a dispute arises between Buyer and Seller concerning a trainload sample due to a difference outside ASTM tolerances, within forty-five (45) days of the date on which the subject trainload was loaded, an analysis of the third part shall be made by an independent commercial testing laboratory, mutually chosen by Buyer and Seller, in accordance with methods set forth in applicable ASTM standards. The results of such independent laboratory analysis shall be determinative for purposes of contract compliance and invoicing. Buyer and Seller shall share the cost of such analysis equally.

(d.) The results of the sampling and analysis performed by Seller shall govern for purposes of determining any adjustments to the Base Price of coal set forth in Section 5(c) for variations in calorific value, except in the event a dispute arises under
Section 7(c), in which event Section 7(c) shall control.

(e.) Buyer shall have the right, at its own cost, risk and expense, to have a representative present at any and all times to observe the sampling and analysis, in a manner that does not interfere with Seller's operation of its Mine.

8.   WEIGHING AND LOADING
     --------------------

(a.) Point of Delivery: Coal shall be delivered F.O.B. Buyer's railcars at Seller's railroad loadout facility at the Mines.
Upon completion of the loading of each railcar, title and risk of loss for all coal loaded therein shall pass to Buyer. Buyer shall arrange for the provision of suitable and compatible unit trains of open-top railcars for the transportation of coal purchased by Buyer under this Agreement.

(b.) Loading Facilities and Procedure: Seller shall operate its loading facilities twenty-four (24) hours per day, 365 days per year. Seller shall load each unit train at Seller's expense as closely as practicable to its capacity. Seller shall complete the loading of each unit train within four (4) hours after the first empty railcar is placed into position for loading. Unless excused by Force Majeure as provided below, Seller shall pay Buyer for any increased transportation charges incurred as a result of Seller's failure to comply with the freetime, overloading and underloading set forth in the excerpts from Buyer's transportation agreement provisions as set forth in Exhibit C.

(c.) Weighing: The weight of coal sold and delivered under this Agreement shall be determined on a per shipment basis by certified commercial scales at Seller's train loading facility at the Mine. The weights thus determined shall be accepted as the quantity of coal for which invoices are to be rendered and payments made in accordance with Section 6. Seller shall furnish the railroad company transporting the coal with copies of the weights determined under this Agreement. Coal supplied under this Agreement shall be weighed at Seller's expense. Seller's scales used to determine such weight shall be tested, calibrated and certified in accordance with intervals of approximately every six (6) months by a qualified testing agency. Seller shall use its best efforts to give Buyer no less than ten (10) days notice of the anticipated time of scale test. Buyer shall also have the right, at Buyer's expense and upon reasonable notice, to have the scales checked for accuracy at any reasonable time or frequency.
 If the scales are found to be over or under the tolerance range allowable for the scale based on ASTM standards, either party shall pay to the other any amounts owed due to such inaccuracy for a period not to exceed thirty (30) days before the time any inaccuracy of scales is determined.

Buyer shall have the right, at its own cost, risk and expense, to have a representative present at any and all times to observe the weighings or scale test, in a manner that does not interfere with Seller's operation of its Mine.

(d.) Data Transmission: Seller shall provide to Buyer within two business days of completion of loading each train, a train loading manifest for each train by a mutually agreed upon method of electronic transmission.

9.   FORCE MAJEURE
     -------------

(a.) Definition: For purposes of this Agreement, the term "Force Majeure" is defined as any cause beyond the reasonable control and without the intentional fault or willful negligence of the party affected thereby which is the proximate cause of a party's whole or partial inability to perform its obligations under this Agreement. For purposes of this Agreement, Force Majeure includes, without limitation, Acts of God, unusual accumulations of snow or ice, floods, frozen coal, interruptions of transportation, interruptions or breakdowns of the power facilities connecting with Buyer or Seller's facilities, embargoes, acts of civil authority (including State and Federal agencies and courts of competent jurisdiction), acts of military authority, war, insurrections, riots, strikes, lockouts, work stoppages, labor or material shortages, or explosions, fires, adverse geological conditions, or unanticipated or non-routine mechanical breakdowns (including but not limited to shutdowns for emergency maintenance or the like which may be necessary to mitigate or eliminate the imminent threat of explosions, fires, or mechanical breakdowns) at the Mine or at Buyer's Plant .
Force Majeure also includes other causes of a similar nature that wholly or partially prevent the mining, hauling, processing, or loading of coal by Seller or the receiving, transporting, storing, unloading or utilizing of coal by Buyer.

(b.) Effect of Force Majeure: If, because of an event of Force Majeure, either Seller or Buyer is unable to carry out any of its obligations under this Agreement, except obligations to pay money to the other party due to coal already sold, and if such party shall promptly give to the other party written notice of such event of Force Majeure, then the obligations under this Agreement of the party giving such notice shall be suspended to the extent made necessary by such event of Force Majeure and will continue throughout the continuance of such event; provided, however, that the party giving such notice shall use good faith efforts to eliminate such event of Force Majeure or its effect insofar as possible with a minimum of delay. Nothing herein contained shall cause the party invoking Force Majeure to submit to what it considers to be unreasonable conditions or restrictions, to make an unreasonable expenditure of money or to submit to a labor Agreement it deems unfavorable, and it is agreed that any settlement of labor strikes or difference with workmen shall be entirely within the sole discretion of the affected party. Deficiencies in receiving coal caused by a Force Majeure event shall be made up only upon mutual consent between Buyer and Seller.

10.  TITLE
     -----

Title, right of possession and risks of loss of the coal shall pass from Seller to Buyer upon loading into Buyer's owned or controlled railcar. Seller agrees to load railcars in accordance with industry standards or reasonable rail carrier's instructions as attached hereto.

11.  TERMINATION AND CANCELLATION
     ----------------------------

Either party to this Agreement may cancel this Agreement upon written notice to the other party of such party's failure to comply with any of the material provisions or obligations in this Agreement, provided that notice of such failure has been given and not less than thirty (30) days have elapsed with no curative action having commenced. Seller and Buyer may terminate this Agreement immediately upon written notice to the other in the event the other becomes insolvent or files for protection under any applicable bankruptcy laws. Buyer shall remain obligated to pay for all coal delivered by Seller and accepted by Buyer prior to the date of termination or cancellation.

12.  INDEMNITY AND LIABILITY
     -----------------------

Each party hereby agrees to indemnify, save and hold harmless the other, from and against all liability from damage to property or injury or death of any person or persons arising out of or resulting from the willful or negligent acts or omissions of such party, its agents and employees; provided however, that when employees or agents of either party hereto enter upon the premises of the other party, such entry shall be at the sole risk of the party who is the employer of such employee or agent, and such employer shall hold harmless the other party from all claims by its employees or agent, unless such injury or death or damage to property is a result of gross negligence of the other party.

13.  LAWS AND REGULATIONS
     --------------------

The Seller and Buyer shall comply with all applicable federal, state and local laws, ordinances, statutes, codes, rules, and regulations in the performance of its obligations under this Agreement.

14.  NOTICES
     -------

All notices required hereunder will be in writing and will be deemed properly given when sent by telecopy, to the addresses as provided below, or to such other addresses as Buyer or Seller may hereafter specify for such purpose, provided that all notices will be confirmed immediately by commercial delivery service, e.g., Federal Express or U.P.S. or registered certified mail.

Buyer's address is:             Seller's address is;
------------------              -------------------
Big Stone Plant                 94 Inverness Terrace East, Suite 120
c/o Otter Tail Power Company    Englewood, Colorado 80112-5300
P.O. Box 218                    Attn:  Vice President Western Sales
Big Stone City, SD 57216        Fax: 303/749-8449
Attn:  Fuel Supervisor
Fax (605) 862-6344

With a courtesy notice to:      With a courtesy notice to:
-------------------------       -------------------------
Otter Tail Power Company        RAG Coal West, Inc.
215 South Cascade Street        2273 Bishop Road
Fergus Falls, MN 56537          Gillette, Wyoming 82718
Attn: Production Services       Attention:  President
Fax: (218) 739-8629

15.  CONFIDENTIALITY
     ---------------

Except as hereinafter provided, the terms and conditions set forth in this Agreement, and all information supplied to the other party pursuant to this Agreement, are considered by both Buyer and Seller to be confidential, and neither party shall disclose any such information to any third party without the advance written consent of the other party, which consent shall not be unreasonably withheld, except where such disclosure may be required by law or in connection with the assertion of a claim or defense in judicial or administrative proceedings involving the parties hereto, in which event the party required to make such disclosure shall advise the other in advance in writing and shall cooperate to the extent practicable to minimize the disclosure of any such information.

16.  WARRANTIES
     ----------

THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE SOLE WARRANTIES GIVEN BY EITHER PARTY TO THE OTHER IN CONNECTION WITH THE SALE AND PURCHASE OF COAL PROVIDED HEREIN. THE PARTIES HEREBY EXPRESSLY WAIVE AND DISCLAIM ANY STATUTORY OR IMPLIED WARRANTIES THAT MAY BE APPLICABLE TO THE SUBJECT MATTER OF THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

17.  DISPUTE RESOLUTION
     ------------------
(a.) No party to this Agreement shall be entitled to take legal action with respect to any dispute arising from or relating to the Agreement until it has complied, in good faith, with the procedures set forth in paragraph b and c below.


(b.) Negotiation
    (1) The parties shall attempt promptly and in good faith to resolve any dispute arising out of or relating to this Agreement through negotiations between representatives who have the authority to settle the controversy. All negotiations pursuant to this clause shall be confidential and treated as compromise and settlement negotiations for the purpose of the federal and state rules of evidence.

    (2) Either party may give the other written notice of any dispute not resolved in the normal course of business. As soon as mutually agreeable after delivery of this notice, representatives of the parties shall meet at a mutually acceptable time and place (or by telephone), and thereafter as often as they reasonably may deem necessary to attempt to resolve the dispute. Unless the parties to the dispute agree that the dispute cannot be resolved through unassisted negotiation, negotiations shall not be deemed at an impasse until 60 days after the written notice of the dispute.

    (3) If a negotiator intends to be accompanied at a meeting by any attorney, the other negotiator(s) shall be given at least three working days' notice of such intention and may also be accompanied by an attorney.

(c.) Alternative dispute resolution procedure
     ----------------------------------------
    (1) If a dispute has reached impasse, either party may suggest use of alternative dispute resolution ("ADR") procedures. Once that party has notified the other of desire to initiate ADR, the parties may select the ADR method they may wish to use by mutual agreement. That ADR method may include arbitration, mediation, mini-trial, or any other method that best suits the circumstances of the dispute. The parties shall agree in writing to an ADR method selected and to the procedural rules to be followed as promptly as possible. To the extent the parties are unable to agree on a procedural rules in whole or in part, the current center for public resources ("CPR") model procedure for mediation of business disputes, CPR model mini-trial procedure, or CPR commercial arbitration rules-whichever applies to the chosen ADR method-shall control, to the extent such rules are consistent with the provisions of this section.

     (2) If the parties are unable to agree on an ADR method or unwilling to use ADR to resolve the dispute, either party shall be free to resort to litigation.

     (3) If the parties agree on an ADR method other than arbitration, the decision rendered in that proceeding shall not be binding on any party except by agreement of the parties, and either party may seek resolution of the dispute through litigation. If the parties agree on arbitration as an ADR method, the decision of the arbitrator(s) shall be binding on all parties, pursuant to the United States Arbitration Act 9 USCA Sec. 1 et seq. The arbitrator(s) shall not award punitive or exemplary damages against either party.

18.  MISCELLANEOUS
     -------------

(a.) Governing Law. This Agreement shall be subject to and governed by the laws of the State of Minnesota.

(b.) Binding Effect. This Agreement shall inure to the benefit of and be binding on the parties hereto, their successors and assigns.

(c.) Assignment. Neither party hereto may assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonable withheld or denied. However, consent shall not be required for merger, consolidation or sale of all or substantially all of the assets of a party.

(d.) Severability. If any provision of this Agreement is found to be contrary to law or unenforceable by a court of competent jurisdiction, the remaining provisions shall be severable and enforceable in accordance with their terms, unless such unlawful or unenforceable provision is material to the transactions contemplated hereby, in which case the parties shall negotiate in good faith a substitute provision.

(e.) Amendments. Except as otherwise provided herein, this Agreement may not be amended, supplemented or otherwise modified except by written instrument signed by duly authorized representatives of the parties hereto.

(f.) Headings. The descriptive headings contained in this Agreement are for convenience only and do not constitute a part of this Agreement.

(g.) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and there are no representations, understandings or agreements, oral or written, expressed or implied, that are not included herein.

(h.) Survival. At the time of termination of this Agreement or any cancellation hereof, the appropriate provisions hereof shall survive as necessary to complete any payment or credit provided for hereunder with respect to coal sold and delivered prior to the date of such termination or cancellation.

(i.) Each Party Responsible for Actions. It is the intent of this Section 18 that each party be responsible for its own acts and omissions.


WITNESS the signatures of the parties hereto this 17th day of October, 2001



OTTER TAIL POWER COMPANY                  NORTHWESTERN PUBLIC SERVICE,
a Division of Otter Tail Corporation      a Division of NorthWestern Corporation


By:  /s/Ward Uggerud                      By:  /s/Curt Pohl
     ------------------------------            -------------------------------

Title:  VP, COO Energy Supply             Title:  VP Energy Operations
        ---------------------------               ----------------------------


MONTANA-DAKOTA UTILITIES CO.,             RAG Coal West, Inc
a Division of MDU Resources Inc.


By:  /s/Bruce Imsdahl                      By:  /s/Larry M. Deal
     ------------------------------            ------------------------------

Title:  Vice President Energy Supply       Title:  V.P. Sales
        ----------------------------               --------------------------










                                EXHIBIT A
                                ---------


Mine:  *
Seam:  *
Date:  *



PROXIMATE ANALYSIS                       AVERAGE       STD. DEV.       RANGE
   As Received                           *             *               *
      Moisture
      Ash
      Volatile
      Fixed Carbon
      Sulfur
      Btu
      MAF Btu


SULFUR FORMS
   Pyritic
   Organic
   Sulfate


WATER SOLUBLE ALKALIS
   Water Soluble Na2O
   Water Soluble K2O


FUSION
   Reducing
      Initial Deformation
      H=W
      H=1/2W
      Fluid
   Oxidizing
      Initial Deformation
      H=W
      H=1/2W
      Fluid


ULTIMATE ANALYSIS
   Carbon
   Hydrogen
   Nitrogen
   Chlorine
   Sulfur
   Ash
   Oxygen
   Moisture




                                  EXHIBIT A
                                  ---------


Mine:  *
Seam:  *
Date:  *



PROXIMATE ANALYSIS                       AVERAGE       STD. DEV.       RANGE
   As Received                           *             *               *
      Moisture
      Ash
      Volatile
      Fixed Carbon
      Sulfur
      Btu
      MAF Btu


SULFUR FORMS
   Pyritic
   Organic
   Sulfate


WATER SOLUBLE ALKALIS
   Water Soluble Na2O
   Water Soluble K2O


FUSION
   Reducing
      Initial Deformation
      H=W
      H=1/2W
      Fluid
   Oxidizing
      Initial Deformation
      H=W
      H=1/2W
      Fluid


ULTIMATE ANALYSIS
   Carbon
   Hydrogen
   Nitrogen
   Chlorine
   Sulfur
   Ash
   Oxygen
   Moisture




                                  EXHIBIT B
                                  ---------



                                Belle Ayr Mine
                             Mining Taxes Component
                               As Of May 1, 2001



    INPUT     VARIABLE
   AMOUNT       NAME       DESCRIPTION
   ------       ----       -----------

   *           *           *








     PRICE
   COMPONENT               DESCRIPTION                FORMULAS
   ---------               -----------                --------

   *                       *                          *








                                   EXHIBIT B
                                   ---------



                                Eagle Butte Mine
                             Mining Taxes Component
                               As Of May 1, 2001



    INPUT     VARIABLE
   AMOUNT       NAME       DESCRIPTION
   ------       ----       -----------

   *           *           *








     PRICE
   COMPONENT               DESCRIPTION                FORMULAS
   ---------               -----------                --------

   *                       *                          *









             EXHIBIT C - TRANSPORTATION AGREEMENT EXCERPTS



                       SECTION 9.  WEIGHING

9(A)   Weighing.
The parties agree that the weight of the Coal in the Coal Cars will be determined at Origins by UTILITIES' Origin Mine operator. BN shall not be responsible for such weight determinations. The weights ascertained by said operators pursuant to Section 11(J) shall be used for the assessment of the freight charges thereunder. Weighing shall be performed on scales inspected semi-annually at no cost to BN, in accordance with the then-current AAR Scale Handbook specifications for such scales, and subject to supervision and verification by BN or its agent.

9(B)   Breakdown Of Scales.
If weights cannot be determined due to a breakdown of the scales at Origins, the weight per Train to be used for the assessment of freight charges thereunder shall be determined by averaging the per car weights on the ten (10) immediately preceding weighed shipments from the same Origin to Destination, adjusted to any variance in the number of cars per shipment.

9(C)   Gross Load Limit and Overloads.
If a loaded Coal Car is found by BN to weigh in excess 270,000 pounds, BN shall, if necessary, switch said overloaded Coal Car and remove it from the Train. BN retains the right to refuse to accept or transport overloaded Car(s). BN is not be obligated to reduce the lading of such Car(s), which obligation is solely UTILITIES' under this Agreement. After UTILITIES, at no expense to BN, cause any excess Coal to be removed from the overloaded Coal Car, BN shall replace the Coal Car into the Train. For such services in removing and replacing each such Coal Car, UTILITIES shall pay a charge to BN of $372.00 per Coal Car. If the excess Coal is removed during the Free Time at Origin without removing the Coal Car from a Train, there shall be no charge to UTILITIES. BN reserves the right to increase the maximum gross weight on rail above 270,000 pounds. UTILITIES are not obligated to ship in excess of 270,000 pounds.

                SECTION 10.  LOADING AND UNLOADING

10(A)  Advance Notice and Loading.
       (1) BN will make Trains of empty Coal Cars available at Origins for loading. BN shall furnish the Origin Mine Operator not less than four
       (4) hours advance notice by radio, telex, telephone or other reasonable means of the arrival of such Trains of Coal Cars at Origin for loading.

       (2) UTILITIES and/or its Mine Operator shall be responsible for the loading of Coal Cars. The parties agree to cooperate with the Mine Operator to provide for the efficient loading of the Coal Cars at an Origin. BN shall provide Locomotives and Train crews to move Trains through the Loading Facility at a controlled speed as designated by UTILITIES Mine Operator; PROVIDED, HOWEVER, that BN will not be required to move Cars at a speed less than five/tenths (.5) mile per hour, but to the extent it is able to operate at a lesser speed, will upon request use its best efforts to do so.


                    CONFIDENTIAL CONTRACT ICC-BN-C-2913


10(B)  Placement and Free Time - Origin.
       (1) Four (4) hours free time will be allowed to load all empty Coal Cars in a Train, commencing after the Actual or Constructive Placement of the Train at the designated notification point at the Origin ready for loading ("Loading Free Time"); PROVIDED, HOWEVER, that Loading Free Time shall be extended for a period of time equivalent to that by which loading was prevented as a result of (i) a Loading Disability, or
       (ii) any occurrence attributable to BN which prevents loading. If BN fails to provide four (4) hours advance notice of arrival at Origin, a Train's Loading Free Time shall be extended by the additional amount of time (but not to exceed four (4) hours) that it takes to load a Train due to BN's failure to provide the required notice. If a Train is not loaded and released during the applicable Loading Free Time, BN may collect from UTILITIES an Origin Detention Charge of $308.00 per hour (including any fraction of an hour) until such time as the Train is loaded and released.

       (2) For purposes of this Section 10, "Actual Placement" is made when a Unit Train arrives at Origin Mine's designated notification point (as described in the BN timetable and the Train crew has requested loading instructions. In the event a Train cannot be Actually Placed at an Origin, notice shall be given immediately to Origin Mine Operator by radio, telex, telephone or other reasonable means, and BN may place the Train at an available hold point until such time as Origin Mine Operator notifies BN that Actual Placement can be made, whereupon it shall be moved to Origin.

       (3) For purposes of this Section 10, "Constructive Placement" begins when a Train is placed at an available hold point because it is prevented from being Actually Placed; PROVIDED, HOWEVER, that Constructive Placement shall not take place when Actual Placement is prevented (i) due to any cause that would extend Loading Free Time, or
       (ii) because the Loading Free Time for another Train ahead of the Train in question has not expired ("Origin Bunching"). The time required for the movement of a Constructively Placed Train from a hold point to an Origin will not be included in the computation of Free Time.

       (4) "Loading Disability" means any of the following events which directly result in the inability to load Coal into a Train at an Origin:
       (i) an Act of God; (ii) a strike or other labor disturbance; (iii) a riot or other civil disturbance; (iv) rain, snow and/or ice accumulation sufficient to immobilize Train or Mine operations or prevent loading of such Train; (v) an act of regulation of local, state or federal government authorities; or (vi) mechanical or electrical breakdown, explosion or fire (including shutdown for emergency maintenance or the like which may be necessary to mitigate or eliminate the imminent threat of explosion, fire or mechanical or electrical breakdown), or accident affecting a Loading Facility at the Origin then being utilized by UTILITIES or affecting BN's locomotives or other railroad equipment. UTILITIES or UTILITIES' Mine Operator shall notify BN by telephone, telegraph, or radio or other reasonable means (i) within one and one-half (1.5) hours of the commencement of a Loading Disability as to the nature and time of commencement of the Loading Disability, and (ii) within one and one-half (1.5) hours after the termination of a Loading Disability as to the time of termination of the Loading Disability, except that the notifications in (i) and (ii) above shall not be necessary if the Loading Disability lasts for a period of one and one-half (1.5) hours or less.




                                                 Exhibit 10-B (Continued)

(*) Confidential information has been omitted and filed separately with the Commission pursuant to Rule 24b-2.


                     COAL SUPPLY AGREEMENT
                       by and between

        OTTER TAIL POWER COMPANY, NORTHWESTERN PUBLIC SERVICE,
              MONTANA-DAKOTA UTILITIES CO.

                            and
                     RAG Coal West, Inc.


     THIS COAL SUPPLY AGREEMENT ("Agreement") is made and entered into as of September 28, 2001 (the "Effective Date"), by and between OTTER TAIL POWER COMPANY, A DIVISION OF OTTER TAIL CORPORATION, NORTHWESTERN PUBLIC SERVICE , A DIVISION OF NORTHWESTERN CORPORATION, MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU RESOURCES INC., hereinafter together called "Buyers or Buyer" and RAG Coal West, Inc., hereinafter called "Seller."

WHEREAS:
     A.  Seller desires to sell coal from its Belle Ayr and Eagle
Butte mines located in Campbell County, Wyoming ("the Mines"), under the terms and conditions herein set forth; and

     B. Buyers desire to secure an adequate supply of coal of the quality and quantity as set forth in this Agreement; and

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements of the parties contained herein, Seller agrees to sell and deliver to Buyers and Buyers agree to purchase, receive and pay for coal from Seller upon the following terms and conditions:

1.   TERM
     ----

The term of this Agreement shall be for * commencing on * and continue through and include * unless sooner terminated as provided herein.

2.   QUANTITY
     --------
     (a.)  Volume of coal to be purchased and sold during the Term
           Belle Ayr                    Eagle Butte**
           ---------                    -----------
           *                            *

          **Seller shall have the unilateral right but not the obligation to deliver all or a portion of the tons stated above from the Belle Ayr Mine during the Term. Seller must notify Buyer by * of its intent to make this change in origin. If during the Term Seller desires to deliver additional tons from the Belle Ayr Mine, (other than those declared by *), such volume shall be transferred from the Eagle Butte Mine to the Belle Ayr Mine only by mutual agreement of the parties. If for reasons of Force Majeure as stated in Paragraph 9., the Belle Ayr Mine is unable to ship such tons, they shall be again originated from the Eagle Butte Mine.

(b) Delivery Schedule: Deliveries from the Mines shall be scheduled to occur in monthly quantities during each calendar year. Buyer shall provide Seller with its written monthly schedule for the calendar year *. In providing the monthly schedules to Seller, Buyer shall use its best faith efforts to provide an accurate estimate of its projected need for coal on a monthly basis. Buyer shall use best efforts to keep monthly quantities approximately equal except for scheduled overhaul and test burns. However, the parties agree that the monthly schedules are for the convenience of the parties and in no way binding on the Buyer and that no penalty of any kind shall accrue to Buyer if for any reason the Buyer is (1) unable to take delivery of the amount of monthly coal scheduled or (2) takes delivery of more coal than scheduled in order to make-up for any previous months' deficiencies. Except as provided in Section 2(c) below, any variance in the amount of monthly coal scheduled and actually delivered shall not relieve either Seller or Buyer from their respective obligations to sell and purchase the minimum amounts of coal set forth in Section 2(a).

(c) Reduction in Quantities Where, through fault of the Buyer, Buyer fails to take delivery of the amount of coal scheduled for any month because an appropriate amount of suitable and compatible unit trains is not provided to Seller, the following shall apply:
Seller shall have the option at its discretion to reduce, in the affected calendar year, the amount of coal that it is obligated to provide under Section 2(a) in the amount that Buyer fails to take delivery. Seller may reduce its supply obligation only by giving Buyer written notice of its intent to do so within 10 days of the end of the calendar quarter in which the failure to take delivery occurs. When Seller provides such notice to Buyer, such notice shall also relieve Buyer of any further obligation with regard to purchasing or taking delivery of the coal previously not taken. Seller's option to reduce its supply obligation as provided above does not apply when the failure to provide an appropriate amount of suitable and compatible unit trains is not through any fault of Buyer. Failure by the rail car carrier to provide an appropriate amount of suitable and compatible unit trains to Seller shall not be considered the fault of the Buyer. Buyer agrees, however, to use its best efforts to assure that the railcar carrier provides the appropriate amount of suitable and compatible unit trains to the Seller.

(d)  Additional or Lesser Quantities   Buyer and Seller may agree
to increase or decrease the Annual Quantity as nominated by Buyer in Section 2(a) throughout the Term by designating any such increase or decrease in a written instrument signed by duly authorized representatives of the parties. Such increase or decrease shall become effective only through written mutual agreement of the parties.

(e)  Additional Cost to Buyer through Fault of Seller   Where
     Seller fails, through no fault of the Buyer railcar carrier or event covered by Section 9, to load Buyer's rail cars with coal on a timely basis that causes coal to be delivered to Buyer on an untimely basis or not at all, and where, as a result, Buyer incurs additional costs in a commercially prudent and verifiable manner, either because Buyer must use coal in its outside storage stockpile, secure coal from other sources, or otherwise, Seller shall be responsible to Buyer for these prudent and verifiable additional costs. Seller shall have the right of first refusal to replenish Buyer's outside storage stockpile.

3.   SOURCE
     ------

(a). The source of coal to be sold pursuant to this Agreement shall be mined and supplied from the Mines. Seller represents and warrants that the Mines have coal of a quality and in quantities that are sufficient to satisfy the requirements of this Agreement. Seller further warrants that the title to all coal delivered under this Agreement shall be good and that such coal shall be free from any claim, lien or other encumbrance.

(b.) From time to time, Seller shall have the right but not the obligation to deliver coal from another mine on an identical cents per million delivered basis. Seller must first gain Buyer's written permission.

4.   COAL QUALITY
     ------------

Coal supplied hereunder will be substantially free from impurities and foreign matter such as, but not limited to, dirt, bone, slate, earth, rock, pyrite, wood, tramp metal and mine debris prior to leaving the Mine. Coal will be raw, run-of-mine, crushed to 2" x 0". Seller represents that typical values of BTUs, moisture, ash, sulfur, and the values for other quality characteristics are as set forth in Exhibit A to this Agreement. The coal to be delivered shall meet the following specifications on a quarterly, ton-weighted average as received basis of not less than six (6) trainload lots:

       "As Received"               Belle Ayr      Eagle Butte
        -----------                ---------      -----------
   Heating Value, BTU/lb. min.     *              *
   Total Ash, % max.
   #SO2/mmBtu max.
   Total Moisture, % max.

Seller shall provide Buyer with the analyses of each unit-train loading by facsimile prior to unloading of coal at the Plant. Buyer shall have the right but not the obligation to reject any trainload of coal that is over the maximums or under the minimums of the above specifications by more than * BTU, * % Ash, * #SO2/mmBtu and * % Moisture, by giving notice to Seller within two business days of receiving the analyses from Seller. In the event Buyer rejects such non-conforming coal, title to and risk of loss of the coal shall be considered to have never passed to Buyer and Buyer may, at its sole option, stop the affected shipment in route, prevent the unloading of the affected shipment, return the coal to Seller or mutually agree with Seller upon a disposition for such coal shipment, all at Seller's cost and risk.

5.   PRICING
     -------

The price of coal supplied hereunder shall be based on the following schedule. Prices shall be per ton F.O.B. Buyer's railcars at the Mines (the "Base Price"). The Base Price includes all
Governmental Impositions as of May 1, 2001.

YEAR          Belle Ayr Mine          Eagle Butte Mine
----          --------------          ----------------
*             *                       *

(a.) Base Price: The Base Price may be adjusted only in accordance with paragraph b and c of this Section.

(b.) Governmental Impositions and Taxes: Seller represents that the Mine is in compliance with all governmental laws, rules and regulations in effect as of May 1, 2001 and that the cost of such compliance, including Mine closure and all reclamation costs, is included in the Base Price set forth in Section 5(a). If the imposition or repeal of any law, regulation or ruling (including changes in interpretations or administration of existing laws, regulations or rulings, or change in tax rates is adopted or becomes effective on or after May 1, 2001 (hereinafter called "Governmental Imposition") and the imposition, repeal, or change in tax rate was not known as of the effective date, Seller shall demonstrate to Buyer, to Buyer's satisfaction, that such Governmental Imposition has increased or decreased the cost of owning or operating the Mine as it relates to the production of
coal from the Mine for sale to Buyer under this Agreement.   Upon
agreement of the parties, the then effective Base Price shall be adjusted by adding or subtracting the per ton cost of the Governmental Imposition to determine an adjusted Base Price. If the Government Imposition will continue for the life of this Agreement, then the Base Price, to be included in an extension of the term of this Agreement, if any, shall also be adjusted by the per ton amount of the Governmental Imposition.

Seller shall submit to Buyer in writing, an analysis identifying the Governmental Imposition causing the cost impact and the extent of such cost impact on ownership or operation of the Mine or on the production of coal purchased hereunder and showing the calculation of the amount of change in the Base Price. The effective date of any price increase or decrease pursuant to this Section 5(b) shall be the effective date of the Governmental Imposition causing the cost increase or decrease but, in no event prior to the date of actual commencement of expenditure or accrual thereof by Seller.

(c.) Adjustment for Calorific Value: The Base Price is calculated on the assumption of an average monthly calorific coal value of * BTUs per pound from the Belle Ayr Mine and * Btu per pound from the Eagle Butte Mine (the "Specified Average"); provided, however, the parties recognize that the calorific value of coal actually delivered hereunder may vary from such Specified Average. If the weighted average calorific value of the coal furnished in any month deviates from the Specified Average, then an adjustment will be made to the Base Price of coal according to the following equation:

       A   =   (B/C) X (D)

Where:
       A   -   Adjusted Price rounded to the nearest mil ($.001)
       B   -   Weighted average (BTUs per pound) calorific value of
               coal delivered during the month from each Mine
       C   -   Applicable Specified Average (BTUs per pound)
               calorific value of coal.
       D   -   Applicable Base Price from the Mine.

6.   BILLING AND PAYMENT
     -------------------

(a.) On or before the fifth (5th) and twentieth (20th) working day of each month, Seller shall render to Buyer at its Plant address provided in Section 14 a semi-monthly invoice which shall indicate the actual tonnage and ton-weighted average calorific value of coal shipped during the previous billing period and the Adjusted Price which takes calorific value into account as defined in Section 5(c) and changes resulting from the changes in Governmental Impositions, if any.

(b.) Buyer shall electronically pay such invoice within ten (10) working days after receipt thereof. Unless advised in writing to send all payments to another address, payment shall be sent by electronic means to:
                       LaSalle Bank, N. A.
                       Chicago, Illinois
                       ABA No. 071-000-505
                       Account No. 5800248527
                       Account Name:  RAG Coal West, Inc.

(c.) If Buyer defaults on any payment, Buyer shall pay simple interest thereon at the rate, not to exceed applicable State of Minnesota and Federal laws, that shall be equal to two percent (2%) over the base rate of interest charged by Citibank of New York or any successor bank on new ninety-day loans to responsible and substantial commercial borrowers on the date the interest charge begins. Such interest shall run from the date the payment was due until it is paid.

(d.) If any invoice is in dispute, Buyer nevertheless shall pay the undisputed amount, and if Buyer or Seller is due any payment or credit pursuant to the resolution of the dispute, the simple interest on the payment or credit shall be paid by the party owing such payment or credit at the rate, not to exceed applicable State of Minnesota and Federal laws, that shall be equal to two percent (2%) over the base rate of interest charged by Citibank of New York or any successor bank on new ninety-day loans to responsible and substantial commercial borrowers on the date of Buyer's payment or credit from Seller of the disputed invoice and shall run until the date payment or credit is made following resolution of the dispute.

(e.) Should Buyer fail to pay Seller for any amount due and owing in accordance with this Section 6 within thirty (30) days after its receipt of Seller's written demand for payment, then Seller shall also have the right, but not the obligation, to suspend deliveries under this Agreement by so notifying Buyer in writing. Should Buyer fail to pay Seller for any amount due and owing in accordance with this Section 6 within ninety (90) days after its receipt of Seller's written demand for payment, then Seller shall have the right, but not the obligation to terminate this Agreement by so notifying Buyer in writing.

(f.) Such suspension or termination shall become effective as of the date written notice is received by Buyer. Neither Party shall accrue any additional rights against the other as a result of a suspension or termination permitted in this Section 6. Seller shall lose the right provided in this Section 6 to suspend or terminate if it has not sent written notice of such suspension or termination prior to Buyer's payment of the amount due and owing. Seller's failure to exercise its right to suspend or terminate as provided in this Section 6 shall not be deemed a waiver of its right to suspend or terminate for any subsequent default by Buyer to perform as provided in this Section 6.

7.   SAMPLING AND ANALYSIS
     ---------------------

(a.) Seller shall cause, at its expense, to be taken a representative sample of each unit train shipment of coal at the point of loading, to be sampled and analyzed in accordance with methods set forth in applicable American Society for Testing and Materials ("ASTM") standards. All samples shall be divided into at least four (4) parts and put in suitable airtight containers. One part shall be furnished to Buyer or its designee for its disposition, one part shall be retained for analysis by Seller, and two parts shall be retained by Seller or its designee in one of the aforesaid containers properly sealed and labeled for a period forty-five (45) days after the date of sample collection for use as a referee should a dispute arise and the other for a back-up for any unforeseeable qualitative issues. All parts are to be clearly labeled as to Mine, date of sampling, date of preparation, and other identification as to shipment (such as train identification number) and are to be sent within forty-eight (48) hours of train loading, or prior to arrival of train at destination, whichever comes first, to Buyer at the address provided in Section 14 hereof. Upon Buyer's written request and at Buyer's cost, Seller shall send the 4th part to Buyer's designated laboratory for mercury and chlorine content analysis.

(b.) Seller shall perform at Seller's cost a "short proximate" analysis (for moisture, ash, sulfur, and calorific value) for each trainload sample and will forward such analysis to Buyer by a mutually agreed upon method of electronic communication. The results of such analysis shall be determinative of the quality of the unit train of coal represented by such sample unless a dispute arises due to a difference between Buyer's and Seller's analysis whereby such difference exceeds ASTM tolerances,

(c.) If a dispute arises between Buyer and Seller concerning a trainload sample due to a difference outside ASTM tolerances, within forty-five (45) days of the date on which the subject trainload was loaded, an analysis of the third part shall be made by an independent commercial testing laboratory, mutually chosen by Buyer and Seller, in accordance with methods set forth in applicable ASTM standards. The results of such independent laboratory analysis shall be determinative for purposes of contract compliance and invoicing. Buyer and Seller shall share the cost of such analysis equally.

(d.) The results of the sampling and analysis performed by Seller shall govern for purposes of determining any adjustments to the Base Price of coal set forth in Section 5(c) for variations in calorific value, except in the event a dispute arises under Section 7(c), in which event Section 7(c) shall control.

(e.) Buyer shall have the right, at its own cost, risk and expense, to have a representative present at any and all times to observe the sampling and analysis, in a manner that does not interfere with Seller's operation of its Mine.

8.   WEIGHING AND LOADING
     --------------------

(a.) Point of Delivery: Coal shall be delivered F.O.B. Buyer's railcars at Seller's railroad loadout facility at the Mines. Upon completion of the loading of each railcar, title and risk of loss for all coal loaded therein shall pass to Buyer. Buyer shall arrange for the provision of suitable and compatible unit trains of open-top railcars for the transportation of coal purchased by Buyer under this Agreement.

(b.) Loading Facilities and Procedure: Seller shall operate its loading facilities twenty-four (24) hours per day, 365 days per year. Seller shall load each unit train at Seller's expense as closely as practicable to its capacity. Seller shall complete the loading of each unit train within four (4) hours after the first empty railcar is placed into position for loading. Unless excused by Force Majeure as provided below, Seller shall pay Buyer for any increased transportation charges incurred as a result of Seller's failure to comply with the freetime, overloading and underloading set forth in the excerpts from Buyer's transportation agreement provisions as set forth in Exhibit C.

(c.) Weighing: The weight of coal sold and delivered under this Agreement shall be determined on a per shipment basis by certified commercial scales at Seller's train loading facility at the Mine. The weights thus determined shall be accepted as the quantity of coal for which invoices are to be rendered and payments made in accordance with Section 6. Seller shall furnish the railroad company transporting the coal with copies of the weights determined under this Agreement. Coal supplied under this Agreement shall be weighed at Seller's expense. Seller's scales used to determine such weight shall be tested, calibrated and certified in accordance with intervals of approximately every six (6) months by a qualified testing agency. Seller shall use its best efforts to give Buyer no less than ten (10) days notice of the anticipated time of scale test. Buyer shall also have the right, at Buyer's expense and upon reasonable notice, to have the scales checked for accuracy at any reasonable time or frequency. If the scales are found to be over or under the tolerance range allowable for the scale based on ASTM standards, either party shall pay to the other any amounts owed due to such inaccuracy for a period not to exceed thirty (30) days before the time any inaccuracy of scales is determined.

Buyer shall have the right, at its own cost, risk and expense, to have a representative present at any and all times to observe the weighings or scale test, in a manner that does not interfere with Seller's operation of its Mine.

(d.) Data Transmission: Seller shall provide to Buyer within two business days of completion of loading each train, a train loading manifest for each train by a mutually agreed upon method of electronic transmission.

9.   FORCE MAJEURE
     -------------

(a.) Definition: For purposes of this Agreement, the term "Force Majeure" is defined as any cause beyond the reasonable control and without the intentional fault or willful negligence of the party affected thereby which is the proximate cause of a party's whole or partial inability to perform its obligations under this Agreement. For purposes of this Agreement, Force Majeure includes, without limitation, Acts of God, unusual accumulations of snow or ice, floods, frozen coal, interruptions of transportation, interruptions or breakdowns of the power facilities connecting with Buyer or Seller's facilities, embargoes, acts of civil authority (including State and Federal agencies and courts of competent jurisdiction), acts of military authority, war, insurrections, riots, strikes, lockouts, work stoppages, labor or material shortages, or explosions, fires, adverse geological conditions, or unanticipated or non-routine mechanical breakdowns (including but not limited to shutdowns for emergency maintenance or the like which may be necessary to mitigate or eliminate the imminent threat of explosions, fires, or mechanical breakdowns) at the Mine or at Buyer's Plant . Force Majeure also includes other causes of a similar nature that wholly or partially prevent the mining, hauling, processing, or loading of coal by Seller or the receiving, transporting, storing, unloading or utilizing of coal by Buyer.

(b.) Effect of Force Majeure: If, because of an event of Force Majeure, either Seller or Buyer is unable to carry out any of its obligations under this Agreement, except obligations to pay money to the other party due to coal already sold, and if such party shall promptly give to the other party written notice of such event of Force Majeure, then the obligations under this Agreement of the party giving such notice shall be suspended to the extent made necessary by such event of Force Majeure and will continue throughout the continuance of such event; provided, however, that the party giving such notice shall use good faith efforts to eliminate such event of Force Majeure or its effect insofar as possible with a minimum of delay. Nothing herein contained shall cause the party invoking Force Majeure to submit to what it considers to be unreasonable conditions or restrictions, to make an unreasonable expenditure of money or to submit to a labor Agreement it deems unfavorable, and it is agreed that any settlement of labor strikes or difference with workmen shall be entirely within the sole discretion of the affected party. Deficiencies in receiving coal caused by a Force Majeure event shall be made up only upon mutual consent between Buyer and Seller.

10.  TITLE
     -----

Title, right of possession and risks of loss of the coal shall pass from Seller to Buyer upon loading into Buyer's owned or controlled railcar. Seller agrees to load railcars in accordance with industry standards or reasonable rail carrier's instructions as attached hereto.

11.  TERMINATION AND CANCELLATION
     ----------------------------

Either party to this Agreement may cancel this Agreement upon written notice to the other party of such party's failure to comply with any of the material provisions or obligations in this Agreement, provided that notice of such failure has been given and not less than thirty (30) days have elapsed with no curative action having commenced. Seller and Buyer may terminate this Agreement immediately upon written notice to the other in the event the other becomes insolvent or files for protection under any applicable bankruptcy laws. Buyer shall remain obligated to pay for all coal delivered by Seller and accepted by Buyer prior to the date of termination or cancellation.

12.  INDEMNITY AND LIABILITY
     -----------------------

Each party hereby agrees to indemnify, save and hold harmless the other, from and against all liability from damage to property or injury or death of any person or persons arising out of or resulting from the willful or negligent acts or omissions of such party, its agents and employees; provided however, that when employees or agents of either party hereto enter upon the premises of the other party, such entry shall be at the sole risk of the party who is the employer of such employee or agent, and such employer shall hold harmless the other party from all claims by its employees or agent, unless such injury or death or damage to property is a result of gross negligence of the other party.

13.  LAWS AND REGULATIONS
     --------------------

The Seller and Buyer shall comply with all applicable federal, state and local laws, ordinances, statutes, codes, rules, and regulations in the performance of its obligations under this Agreement.

14.  NOTICES
     -------
All notices required hereunder will be in writing and will be deemed properly given when sent by telecopy, to the addresses as provided below, or to such other addresses as Buyer or Seller may hereafter specify for such purpose, provided that all notices will be confirmed immediately by commercial delivery service, e.g., Federal Express or U.P.S. or registered certified mail.

Buyer's address is:            Seller's address is;
------------------             -------------------
Big Stone Plant                94 Inverness Terrace East, Suite 120
c/o Otter Tail Power Company   Englewood, Colorado 80112-5300
P.O. Box 218                   Attn:  Vice President Western Sales
Big Stone City, SD 57216       Fax: 303/749-8449
Attn:  Fuel Supervisor
Fax (605) 862-6344

With a courtesy notice to:     With a courtesy notice to:
-------------------------      -------------------------
Otter Tail Power Company       RAG Coal West, Inc.
215 South Cascade Street       2273 Bishop Road
Fergus Falls, MN 56537         Gillette, Wyoming 82718
Attn: Production Services      Attention:  President
Fax: (218) 739-8629

15.  CONFIDENTIALITY
     ---------------

Except as hereinafter provided, the terms and conditions set forth in this Agreement, and all information supplied to the other party pursuant to this Agreement, are considered by both Buyer and Seller to be confidential, and neither party shall disclose any such information to any third party without the advance written consent of the other party, which consent shall not be unreasonably withheld, except where such disclosure may be required by law or in connection with the assertion of a claim or defense in judicial or administrative proceedings involving the parties hereto, in which event the party required to make such disclosure shall advise the other in advance in writing and shall cooperate to the extent practicable to minimize the disclosure of any such information.

16.  WARRANTIES
     ----------

THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE SOLE WARRANTIES GIVEN BY EITHER PARTY TO THE OTHER IN CONNECTION WITH THE SALE AND PURCHASE OF COAL PROVIDED HEREIN. THE PARTIES HEREBY EXPRESSLY WAIVE AND DISCLAIM ANY STATUTORY OR IMPLIED WARRANTIES THAT MAY BE APPLICABLE TO THE SUBJECT MATTER OF THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

17.  DISPUTE RESOLUTION
     ------------------

(a.) No party to this Agreement shall be entitled to take legal action with respect to any dispute arising from or relating to the Agreement until it has complied, in good faith, with the procedures set forth in paragraph b and c below.

(b.) Negotiation
     (1) The parties shall attempt promptly and in good faith to resolve any dispute arising out of or relating to this Agreement through negotiations between representatives who have the authority to settle the controversy. All negotiations pursuant to this clause shall be confidential and treated as compromise and settlement negotiations for the purpose of the federal and state rules of evidence.

     (2) Either party may give the other written notice of any dispute not resolved in the normal course of business. As soon as mutually agreeable after delivery of this notice, representatives of the parties shall meet at a mutually acceptable time and place (or by telephone), and thereafter as often as they reasonably may deem necessary to attempt to resolve the dispute. Unless the parties to the dispute agree that the dispute cannot be resolved through unassisted negotiation, negotiations shall not be deemed at an impasse until 60 days after the written notice of the dispute.

     (3) If a negotiator intends to be accompanied at a meeting by any attorney, the other negotiator(s) shall be given at least three working days' notice of such intention and may also be accompanied by an attorney.

(c.) Alternative dispute resolution procedure
     ----------------------------------------
     (1) If a dispute has reached impasse, either party may suggest use of alternative dispute resolution ("ADR") procedures.
     Once that party has notified the other of desire to initiate ADR, the parties may select the ADR method they may wish to use by mutual agreement. That ADR method may include arbitration, mediation, mini-trial, or any other method that best suits the circumstances of the dispute. The parties shall agree in writing to an ADR method selected and to the procedural rules to be followed as promptly as possible. To the extent the parties are unable to agree on a procedural rules in whole or in part, the current center for public resources ("CPR") model procedure for mediation of business disputes, CPR model mini-trial procedure, or CPR commercial arbitration rules-whichever applies to the chosen ADR method-shall control, to the extent such rules are consistent with the provisions of this section.

     (2) If the parties are unable to agree on an ADR method or unwilling to use ADR to resolve the dispute, either party shall be free to resort to litigation.

     (3) If the parties agree on an ADR method other than arbitration, the decision rendered in that proceeding shall not be binding on any party except by agreement of the parties, and either party may seek resolution of the dispute through litigation. If the parties agree on arbitration as an ADR method, the decision of the arbitrator(s) shall be binding on all parties, pursuant to the United States Arbitration
     Act 9 USCA Sec. 1 et seq. The arbitrator(s) shall not award punitive or exemplary damages against either party.

18.  MISCELLANEOUS
     -------------

(a.) Governing Law. This Agreement shall be subject to and governed by the laws of the State of Minnesota.

(b.) Binding Effect. This Agreement shall inure to the benefit of and be binding on the parties hereto, their successors and assigns.

(c.) Assignment. Neither party hereto may assign this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonable withheld or denied. However, consent shall not be required for merger, consolidation or sale of all or substantially all of the assets of a party.

(d.) Severability. If any provision of this Agreement is found to be contrary to law or unenforceable by a court of competent jurisdiction, the remaining provisions shall be severable and enforceable in accordance with their terms, unless such unlawful or unenforceable provision is material to the transactions contemplated hereby, in which case the parties shall negotiate in good faith a substitute provision.

(e.) Amendments. Except as otherwise provided herein, this Agreement may not be amended, supplemented or otherwise modified except by written instrument signed by duly authorized representatives of the parties hereto.

(f.) Headings. The descriptive headings contained in this Agreement are for convenience only and do not constitute a part of this Agreement.

(g.) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and there are no representations, understandings or agreements, oral or written, expressed or implied, that are not included herein.

(h.) Survival. At the time of termination of this Agreement or any cancellation hereof, the appropriate provisions hereof shall survive as necessary to complete any payment or credit provided for hereunder with respect to coal sold and delivered prior to the date of such termination or cancellation.

(i.) Each Party Responsible for Actions.  It is the intent of this
Section 18 that each party be responsible for its own acts and omissions.

WITNESS the signatures of the parties hereto this 17th day of October, 2001


OTTER TAIL POWER COMPANY                  NORTHWESTERN PUBLIC SERVICE,
a Division of Otter Tail Corporation      a Division of NorthWestern Corporation


By:  /s/Ward Uggerud                      By:  /s/Curt Pohl
     ------------------------------            -------------------------------

Title:  VP, COO Energy Supply             Title:  VP Energy Operations
        ---------------------------               ----------------------------


MONTANA-DAKOTA UTILITIES CO.,             RAG Coal West, Inc
a Division of MDU Resources Inc.


By:  /s/Bruce Imsdahl                      By:  /s/Larry M. Deal
     ------------------------------            ------------------------------

Title:  Vice President Energy Supply       Title:  V.P. Sales
        ----------------------------               --------------------------








                                EXHIBIT A
                                ---------


Mine:  *
Seam:  *
Date:  *



PROXIMATE ANALYSIS                       AVERAGE       STD. DEV.       RANGE
   As Received                           *             *               *
      Moisture
      Ash
      Volatile
      Fixed Carbon
      Sulfur
      Btu
      MAF Btu


SULFUR FORMS
   Pyritic
   Organic
   Sulfate


WATER SOLUBLE ALKALIS
   Water Soluble Na2O
   Water Soluble K2O


FUSION
   Reducing
      Initial Deformation
      H=W
      H=1/2W
      Fluid
   Oxidizing
      Initial Deformation
      H=W
      H=1/2W
      Fluid


ULTIMATE ANALYSIS
   Carbon
   Hydrogen
   Nitrogen
   Chlorine
   Sulfur
   Ash
   Oxygen
   Moisture




                                  EXHIBIT A
                                  ---------


Mine:  *
Seam:  *
Date:  *



PROXIMATE ANALYSIS                       AVERAGE       STD. DEV.       RANGE
   As Received                           *             *               *
      Moisture
      Ash
      Volatile
      Fixed Carbon
      Sulfur
      Btu
      MAF Btu


SULFUR FORMS
   Pyritic
   Organic
   Sulfate


WATER SOLUBLE ALKALIS
   Water Soluble Na2O
   Water Soluble K2O


FUSION
   Reducing
      Initial Deformation
      H=W
      H=1/2W
      Fluid
   Oxidizing
      Initial Deformation
      H=W
      H=1/2W
      Fluid


ULTIMATE ANALYSIS
   Carbon
   Hydrogen
   Nitrogen
   Chlorine
   Sulfur
   Ash
   Oxygen
   Moisture




                                  EXHIBIT B
                                  ---------



                                Belle Ayr Mine
                             Mining Taxes Component
                               As Of May 1, 2001



    INPUT     VARIABLE
   AMOUNT       NAME       DESCRIPTION
   ------       ----       -----------

   *           *           *








     PRICE
   COMPONENT               DESCRIPTION                FORMULAS
   ---------               -----------                --------

   *                       *                          *








                                   EXHIBIT B
                                   ---------



                                Eagle Butte Mine
                             Mining Taxes Component
                               As Of May 1, 2001



    INPUT     VARIABLE
   AMOUNT       NAME       DESCRIPTION
   ------       ----       -----------

   *           *           *








     PRICE
   COMPONENT               DESCRIPTION                FORMULAS
   ---------               -----------                --------

   *                       *                          *









             EXHIBIT C - TRANSPORTATION AGREEMENT EXCERPTS



                       SECTION 9.  WEIGHING

9(A)   Weighing.
The parties agree that the weight of the Coal in the Coal Cars will be determined at Origins by UTILITIES' Origin Mine operator. BN shall not be responsible for such weight determinations. The weights ascertained by said operators pursuant to Section 11(J) shall be used for the assessment of the freight charges thereunder. Weighing shall be performed on scales inspected semi-annually at no cost to BN, in accordance with the then-current AAR Scale Handbook specifications for such scales, and subject to supervision and verification by BN or its agent.

9(B)   Breakdown Of Scales.
If weights cannot be determined due to a breakdown of the scales at Origins, the weight per Train to be used for the assessment of freight charges thereunder shall be determined by averaging the per car weights on the ten (10) immediately preceding weighed shipments from the same Origin to Destination, adjusted to any variance in the number of cars per shipment.

9(C)   Gross Load Limit and Overloads.
If a loaded Coal Car is found by BN to weigh in excess 270,000 pounds, BN shall, if necessary, switch said overloaded Coal Car and remove it from the Train. BN retains the right to refuse to accept or transport overloaded Car(s). BN is not be obligated to reduce the lading of such Car(s), which obligation is solely UTILITIES' under this Agreement. After UTILITIES, at no expense to BN, cause any excess Coal to be removed from the overloaded Coal Car, BN shall replace the Coal Car into the Train. For such services in removing and replacing each such Coal Car, UTILITIES shall pay a charge to BN of $372.00 per Coal Car. If the excess Coal is removed during the Free Time at Origin without removing the Coal Car from a Train, there shall be no charge to UTILITIES. BN reserves the right to increase the maximum gross weight on rail above 270,000 pounds. UTILITIES are not obligated to ship in excess of 270,000 pounds.

                SECTION 10.  LOADING AND UNLOADING

10(A)  Advance Notice and Loading.
       (1) BN will make Trains of empty Coal Cars available at Origins for loading. BN shall furnish the Origin Mine Operator not less than four
       (4) hours advance notice by radio, telex, telephone or other reasonable means of the arrival of such Trains of Coal Cars at Origin for loading.

       (2) UTILITIES and/or its Mine Operator shall be responsible for the loading of Coal Cars. The parties agree to cooperate with the Mine Operator to provide for the efficient loading of the Coal Cars at an Origin. BN shall provide Locomotives and Train crews to move Trains through the Loading Facility at a controlled speed as designated by UTILITIES Mine Operator; PROVIDED, HOWEVER, that BN will not be required to move Cars at a speed less than five/tenths (.5) mile per hour, but to the extent it is able to operate at a lesser speed, will upon request use its best efforts to do so.


                    CONFIDENTIAL CONTRACT ICC-BN-C-2913


10(B)  Placement and Free Time - Origin.
       (1) Four (4) hours free time will be allowed to load all empty Coal Cars in a Train, commencing after the Actual or Constructive Placement of the Train at the designated notification point at the Origin ready for loading ("Loading Free Time"); PROVIDED, HOWEVER, that Loading Free Time shall be extended for a period of time equivalent to that by which loading was prevented as a result of (i) a Loading Disability, or
       (ii) any occurrence attributable to BN which prevents loading. If BN fails to provide four (4) hours advance notice of arrival at Origin, a Train's Loading Free Time shall be extended by the additional amount of time (but not to exceed four (4) hours) that it takes to load a Train due to BN's failure to provide the required notice. If a Train is not loaded and released during the applicable Loading Free Time, BN may collect from UTILITIES an Origin Detention Charge of $308.00 per hour (including any fraction of an hour) until such time as the Train is loaded and released.

       (2) For purposes of this Section 10, "Actual Placement" is made when a Unit Train arrives at Origin Mine's designated notification point (as described in the BN timetable and the Train crew has requested loading instructions. In the event a Train cannot be Actually Placed at an Origin, notice shall be given immediately to Origin Mine Operator by radio, telex, telephone or other reasonable means, and BN may place the Train at an available hold point until such time as Origin Mine Operator notifies BN that Actual Placement can be made, whereupon it shall be moved to Origin.

       (3) For purposes of this Section 10, "Constructive Placement" begins when a Train is placed at an available hold point because it is prevented from being Actually Placed; PROVIDED, HOWEVER, that Constructive Placement shall not take place when Actual Placement is prevented (i) due to any cause that would extend Loading Free Time, or
       (ii) because the Loading Free Time for another Train ahead of the Train in question has not expired ("Origin Bunching"). The time required for the movement of a Constructively Placed Train from a hold point to an Origin will not be included in the computation of Free Time.

       (4) "Loading Disability" means any of the following events which directly result in the inability to load Coal into a Train at an Origin:
       (i) an Act of God; (ii) a strike or other labor disturbance; (iii) a riot or other civil disturbance; (iv) rain, snow and/or ice accumulation sufficient to immobilize Train or Mine operations or prevent loading of such Train; (v) an act of regulation of local, state or federal government authorities; or (vi) mechanical or electrical breakdown, explosion or fire (including shutdown for emergency maintenance or the like which may be necessary to mitigate or eliminate the imminent threat of explosion, fire or mechanical or electrical breakdown), or accident affecting a Loading Facility at the Origin then being utilized by UTILITIES or affecting BN's locomotives or other railroad equipment. UTILITIES or UTILITIES' Mine Operator shall notify BN by telephone, telegraph, or radio or other reasonable means (i) within one and one-half (1.5) hours of the commencement of a Loading Disability as to the nature and time of commencement of the Loading Disability, and (ii) within one and one-half (1.5) hours after the termination of a Loading Disability as to the time of termination of the Loading Disability, except that the notifications in (i) and (ii) above shall not be necessary if the Loading Disability lasts for a period of one and one-half (1.5) hours or less.